UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-08416

                    Touchstone Variable Series Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
                    Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

E. Blake Moore, Jr.

303 Broadway, Suite 1100
                    Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

December 31, 2022
Annual Report
Touchstone Variable Series Trust
Touchstone Balanced Fund
Touchstone Bond Fund
Touchstone Common Stock Fund
Touchstone Small Company Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-13
Tabular Presentation of Portfolios of Investments (Unaudited)	14-15
Portfolios of Investments:
Touchstone Balanced Fund	16-18
Touchstone Bond Fund	19-22
Touchstone Common Stock Fund	23
Touchstone Small Company Fund	24
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	28-29
Financial Highlights	30-31
Notes to Financial Statements	32-42
Report of Independent Registered Public Accounting Firm	43
Other Items (Unaudited)	44-49
Management of the Trust (Unaudited)	50-52
Privacy Protection Policy	55
This report identifies the Funds' investments on December 31, 2022. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Variable Series Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended December 31, 2022.
For the calendar year 2022, the U.S. Federal Reserve (Fed) initiated a series of Fed Funds rate hikes to combat persistent inflation. Over the course of the year, the Fed raised overnight rates by over 4 percent in an effort to slow down economic growth. The Fed’s attempt to engineer a “soft landing” for the economy created uncertainty at times throughout the year. This uncertainty contributed to a selloff in nearly every major asset class in the capital markets, a rare negative annual return for both U.S. equities and fixed income markets. Outside the U.S., global economic growth slowed due to various reasons such as the unexpected Russian invasion of Ukraine in February, disrupted supply chains and trade from continued COVID-related lockdowns in China, and political turbulence in the U.K. However, the capital markets absorption of the Russian-Ukrainian conflict by mid-year and the loosening of China’s COVID lockdowns later in the year, were not enough to squelch economic headwinds that had been occurring since the beginning of 2022 including higher rates of inflation, slowing demand and higher energy prices.
U.S. equity markets reported negative results for the year. The equity style shift from Growth to Value that began in late 2020 continued throughout 2022. Within the domestic markets, large cap value stocks outperformed their growth counterparts on a relative basis. The aforementioned Fed rate hikes disproportionately impacted growth stocks due to their higher implied growth rates and longer duration of earnings growth included in their valuation multiples. Value stocks generally benefit from higher commodity costs (e.g. Energy sector) and when equity investors seek refuge in defensive sectors such as Consumer Staples and Health Care – both of which occurred during 2022.
In the fixed income markets, Fed rate hikes and persistent inflation pushed shorter maturity yields up compared to longer maturities on the yield curve, providing a headwind for the investment grade bonds. Over the full year, credit spreads did not widen significantly despite slowing economic growth, hence below investment grade bonds outperformed their investment grade peers due to their yield advantage.
We are reminded especially in periods like these of the importance of the steady hands of financial professionals, trust in your investment strategy, and the risks of trying to time the market. Additionally, we believe that environments that are more volatile create more opportunity for active managers to add value, especially those that are Distinctively Active with high Active Share. We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Variable Series Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Balanced Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Balanced Fund (the “Fund”) seeks to achieve its investment goal of providing investors with capital appreciation and current income by generally investing in a diversified portfolio comprising approximately 60 percent equity securities and 40 percent fixed-income securities.
With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. With respect to fixed-income, the Fund invests primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
Fund Performance
The Fund (Class I Shares) underperformed its blended benchmark, the 60 percent S&P 500® Index & 40 percent Bloomberg U.S. Aggregate Bond Index, for the 12 months ending December 31, 2022. The Fund’s total return was -15.97 percent while the total return of the blended benchmark was -15.79 percent.
Market Environment
The 12 months ended December 31, 2022 were marked by geopolitical conflict, high inflation, and aggressive central bank tightening around the world. Global conflict and sharp monetary tightening were most impactful, as risk assets (equities, credit spreads) generally performed poorly and interest rates reached multi-year highs.
Entering 2022, expectations for the global economy were strong. Consensus estimates for U.S. gross domestic product growth were nearly 4%. Pandemic restrictions were being lifted across the world and economies rebounded amid an unleashing of pent-up demand for activities that had been restricted for the previous two years. Subsequent events tempered activity and expectations, with the most recent estimates of 2022 economic growth declining to 1.9%.
The Russian invasion of Ukraine in early 2022 was a negative for markets, initially fearing that the conflict would spread to greater Europe. For U.S. markets, the most direct impact of the conflict was an increase in commodity prices, fueling higher energy and food costs for consumers. As fears subsided that the conflict would expand beyond the Ukrainian border, markets calmed, but the effects of higher commodity prices persisted. Europe is facing winter with reduced natural gas supplies from Russia, and U.S. inflation increased as these higher prices were passed through to consumers.
For the past year, inflation has been well above the U.S. Federal Reserve’s (“Fed”) 2% target, averaging nearly 6% in 2022. Hopeful that inflation would drift towards 2% as pandemic effects subsided, the Fed and markets were initially sanguine regarding the amount of rate increases that would be needed over the coming months. As the inflation data remained high and increasingly persistent, expectations of Fed rate hikes increased substantially. Through the end of the fourth quarter 2022, the Fed has raised interest rates by 4.25% and is expected to reach nearly 5% in early 2023. U.S. Treasury yields have risen sharply, reaching the highest levels since the 2008 financial crisis and inverting yield curves to levels not seen since the 1980s. For many bond market indices, 2022 is the worst year on record amid substantial price declines.
Increasingly tight monetary policy and slowing growth have been headwinds for risk assets. Equities ended the period down, and credit spreads wider from the beginning of 2022. Recession risk has increased and markets are facing a very uncertain and likely volatile period ahead. Broadly, economic data continues to indicate that tighter financial conditions are having the desired effect of slowing the economy, which is necessary to reduce inflation back into a normal range.
The labor market will continue to be the key factor for the overall outlook as it impacts consumer spending, the largest component of the economy. While other economic indicators show weakness, job gains and wages have remained solid, supporting spending. Higher consumer income, along with accumulated savings from pandemic-era programs, have enabled consumers to maintain solid levels of spending. However, as existing savings are spent and the effect of tighter financial conditions lead to a weaker job market, the risk is to the downside.
Thus far, there are only tentative signs of weakening in the labor market. Monthly nonfarm payroll growth has slowed to a more sustainable pace, but still indicates healthy growth. Job openings have declined, but remain plentiful when compared to the number of unemployed people. Similarly, wage growth, is showing signs of declining, but remains at the higher end of recent ranges. If this persists and the labor market is able to achieve balance without significant job losses, there is a high likelihood that a recession will be shallow and short-lived.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Business spending rebounded somewhat in the third quarter, but forward-looking data indicates further softening and represents another downside risk. The downshift in global growth has negatively impacted demand and various surveys of business confidence have fallen sharply over the past several months. Importantly, inventories are plentiful and supply chains have largely normalized, contributing to reduced inflation pressures from this sector of the economy.
An improvement in the inflation picture was a key driver of markets at the end of 2022, and will remain crucially important into 2023. Late in the period, inflation data decelerated notably, driven by declining commodity and other goods prices. Services inflation remained strong, but forward-looking data indicates it will also move lower in mid-2023. Along with slower growth, the improvement in inflation data allowed the Fed to downshift to a 0.50% rate increase in December. Further progress is needed to confidently say that inflation is heading back to 2.0%, but we believe recent optimism is justified and expect inflation to drift lower in 2023. For their part, we believe the Fed will continue to indicate tighter policy as inflation will remain well above target for the next several months. However, in our view, the path of policy priced into markets is appropriate and slower growth/lower inflation will put downward pressure on rates in 2023.
Credit spreads across sectors and quality ranges are generally in the 50-60 percentile relative to history after the recovery late in the period. Credit spreads reflect some uncertainty, but are not indicating significant concern of an imminent or deep recession. Similarly, equity valuations have adjusted but are near fair levels. If the economy slows more/faster than expected, risk assets are likely to underperform. However, if a soft landing is achieved or a recession is shallow, the current asset prices are compelling. As a result, we believe current valuations support a modest overweight to risk in portfolios.
Portfolio Review
An overweight allocation to equities had a negative impact on relative performance as equities underperformed fixed income during the year. The Fund entered the year with a 7% overweight to equities and ended with a 5% overweight.
The fixed income segment of the Fund performed in line with the benchmark, resulting in a neutral impact to relative performance.
Security selection within equities was the primary driver of contribution during the year, primarily within the Health Care, Industrials, and Information Technology sectors. Overweight positions in Raytheon Technologies Corp. (Industrials sector), Exxon Mobile Corp. (Energy sector), and Hubbell Inc. (Industrials sector) and zero exposure to Tesla Inc. stock were among the largest contributors to positive security selection.
The Fund entered the year with a 67% weight in equities and ended the year with 65%, largely concentrated in U.S. large cap securities. The Fund reduced its equity exposure throughout the year as we maintained a modest overweight to risk but acknowledged the potential headwinds on asset prices as economic growth slowed.
Within Fixed Income, the Fund increased its exposure to Securitized Products, primarily through high quality, AAA rated commercial mortgage-backed securities and  mortgage-backed securities. We continued to favor higher quality credit with favorable risk/reward characteristics. Although High Yield has widened amid increased economic uncertainties, we believe current valuations for the sector do not adequately compensate for ongoing risks and the Fund does not have an exposure to the sector as a result.
Activity within equities was below average for the year. The Fund initiated several new positions, including Paypal Holdings Inc. (Information Technology sector), Markel Corp. (Financials sector), The Boeing Corp. (Industrials sector), and Medtronic plc (Health Care sector). We view each of these names as compelling idiosyncratic opportunities even in a weakening economic environment.
Despite increased risks from tightening financial conditions, persistent inflation, and increased global risks, we continue to have a favorable long-term outlook for the US economy and financial markets but acknowledge that the near-term outlook has deteriorated. Valuations have adjusted to reflect these risks, and are at fair levels. Combining our economic outlook with fair valuations, the Fund remained modestly overweight risk compared to the benchmark.
Outlook and Conclusion
The Fund’s risks remain focused on the evolution of the labor market and inflation. Overall growth has slowed to below-trend pace, but expected softening in job growth is a downside risk over coming months. Inflation has declined from recent highs, a welcome signal for markets. However, further deceleration is needed throughout 2023 to move inflation back toward 2.0 percent. The Fed has aggressively raised rates to combat inflation and we believe will continue to indicate restrictive policy until they see a string of data that confirms a lower inflation trajectory. We believe slowing growth and tight monetary policy represents the biggest risk to markets, but we do not believe a hard recession is necessary to control inflation. As our view of the economy and monetary policy changes, we will adjust positioning as these risks evolve.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The Fund’s sector positioning reflects our outlook on valuations, attractive relative value, and opportunities within each sector. During the period, sector changes were largely the result of market performance. Within equities, the Fund remains overweight in Communication Services and Health Care. The largest underweights are Utilities and Consumer Discretionary. Within fixed income, the Fund remains underweight US Government, overweight Investment Grade Credit and Emerging Markets Debt, and neutral Securitized. We are positioning portfolios generally neutral to long duration compared to benchmarks as risk-reward has become more compelling at current levels following the rapid rise in interest rates.
Given our outlook for the economy, markets, and resulting risk positioning, we believe the Fund is appropriately positioned to generate compelling investment returns. Our base case scenario assumes the economy avoids a deep recession, and markets will likely perform well over the medium-term despite near-term volatility. We believe the Fund’s overweight to equities and credit sectors should perform well in a stable to improving economic environment. We believe the high conviction nature of the Fund should provide excess return through positive security selection in various economic environments.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Balanced Fund Class I and the 60% S&P 500® Index & 40% Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns
Touchstone Balanced Fund	1 Year	5 Years	10 Years
Class I	-15.97%	6.22%	7.82%
Class SC*	-15.95%	6.23%	7.83%
60% S&P 500® Index & 40% Bloomberg U.S. Aggregate Bond Index	-15.79%	5.96%	8.08%
*	The chart above represents performance of Class I shares only, which will vary from the performance of Class SC shares based on the differences in fees paid by shareholders in the different classes. The inception date of Class SC shares was April 13, 2021. Class SC shares performance was calculated using the historical performance of Class I shares for the periods prior to April 13, 2021. The returns have been restated for fees applicable to Class SC shares.
Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Notes to Chart
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Bond Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Bond Fund (the “Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. Under normal circumstances, the Fund invests at least 80 percent of its assets in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities (both U.S. Government and foreign sovereign debt) and corporate debt securities. The Fund primarily invests in investment-grade debt securities, but may invest up to 30 percent of total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (NRSRO).
Fund Performance
The Fund (Class I Shares) underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2022. The Fund’s total return was -13.85 percent, while the total return of the benchmark was -13.01 percent.
Market Environment
The 12 months ended December 31, 2022 were marked by geopolitical conflict, high inflation, and aggressive central bank tightening around the world. Global conflict and sharp monetary tightening were most impactful, as risk assets (equities, credit spreads) generally performed poorly and interest rates reached multi-year highs.
Entering 2022, expectations for the global economy were strong. Consensus estimates for U.S. gross domestic product growth were nearly 4% at the beginning of the year. Pandemic restrictions were being lifted across the world and economies rebounded amid an unleashing of pent-up demand for activities that had been restricted for the previous two years. Subsequent events tempered activity and expectations, with the most recent estimates of 2022 economic growth declining to 1.9%.
The Russian invasion of Ukraine in early 2022 was a negative for markets, initially fearing that the conflict would spread to greater Europe. For U.S. markets, the most direct impact of the conflict was an increase in commodity prices, fueling higher energy and food costs for consumers. As fears subsided that the conflict would expand beyond the Ukrainian border, markets calmed, but the effects of higher commodity prices persisted. Europe is facing winter with reduced natural gas supplies from Russia, and U.S. inflation increased as these higher prices were passed through to consumers.
For the past year, inflation has been well above the U.S. Federal Reserve’s (Fed) 2% target, averaging nearly 6% in 2022. Hopeful that inflation would drift towards 2% as pandemic effects subsided, the Fed and markets were initially sanguine regarding the amount of rate increases that would be needed over the coming months. As the inflation data remained high and increasingly persistent, expectations of Fed rate hikes increased substantially. Through 2022, the Fed raised interest rates by 4.25%, which is expected to reach nearly 5% in early 2023. U.S. Treasury yields have risen sharply, reaching the highest levels since the 2008 financial crisis and inverting yield curves to levels not seen since the 1980s. For many bond market indices, 2022 is the worst year on record amid substantial price declines.
Increasingly tight monetary policy and slowing growth have been headwinds for risk assets. Equities ended the year down and credit spreads widened from the beginning of 2022. Recession risk has increased and markets are facing a very uncertain and likely volatile period ahead. Broadly, economic data continues to indicate that tighter financial conditions are having the desired effect of slowing the economy, which is necessary to reduce inflation back into a normal range.
The labor market will continue to be the key factor for the overall outlook as it impacts consumer spending, the largest component of the economy. While other economic indicators show weakness, job gains and wages have remained solid, supporting spending. Higher consumer income, along with accumulated savings from pandemic-era programs, have enabled consumers to maintain solid levels of spending. However, as existing savings are spent and the effect of tighter financial conditions lead to a weaker job market, the risk is to the downside.
Thus far, there are only tentative signs of weakening in the labor market. Monthly nonfarm payroll growth has slowed to a more sustainable pace, but still indicates healthy growth. Job openings have declined, but remain plentiful when compared to the number of unemployed people. Similarly, wage growth, is showing signs of declining, but remains at the higher end of recent ranges. If this persists and the labor market is able to achieve balance without significant job losses, there is a high likelihood that a recession will be shallow and short-lived.
Business spending rebounded somewhat in the third quarter, but forward-looking data indicates further softening and represents another downside risk. The downshift in global growth has negatively impacted demand and various surveys of business confidence

Management's Discussion of Fund Performance (Unaudited) (Continued)
have fallen sharply over the past several months. Importantly, inventories are plentiful and supply chains have largely normalized, contributing to reduced inflation pressures from this sector of the economy.
An improvement in the inflation picture was a key driver of markets at the end of 2022, and will remain crucially important into 2023. In the fourth quarter 2022, inflation data decelerated notably, driven by declining commodity and other goods prices. Services inflation remained strong, but forward-looking data indicates it will also move lower in mid-2023. Along with slower growth, the improvement in inflation data allowed the Fed to downshift to a 0.50% rate increase in December. Further progress is needed to confidently say that inflation is heading back to 2.0%, but we believe recent optimism is justified and expect inflation to drift lower in 2023. For their part, we believe the Fed will continue to indicate tighter policy as inflation will remain well above target for the next several months. However, in our view, the path of policy priced into markets is appropriate and slower growth/lower inflation will put downward pressure on rates in 2023.
Credit spreads across sectors and quality ranges are generally in the 50-60 percentile relative to history after the recovery late in the quarter. Credit spreads reflect some uncertainty, but are not indicating significant concern of an imminent or deep recession. If the economy slows more/faster than expected, credit spreads are likely to widen. However, if a soft landing is achieved or a recession is shallow, the current level of spreads is attractive. As a result, we believe current valuations support a modest overweight to risk in portfolios.
Portfolio Review
The Fund’s risk overweight was the biggest detractor to returns over the past year. 2022 was a difficult period for risk assets as tighter monetary policy and a slowing economy resulted in widening credit spreads. From an allocation perspective, the Fund’s overweight to emerging markets debt was the primary detractor to performance. Security selection was a slight negative, primarily driven by the investment grade corporate allocation. Additionally, the Fund has slightly underperformed the benchmark amid wider credit spreads.
Credit spreads widened in mid-2022 to reflect the increased uncertainty and recession risk associated with tightening Fed policy. We judged the level of credit spreads as attractive to add a modest amount of risk in the Fund. Increases to investment grade credit and securitized products were additions to higher quality sectors, in recognition that uncertainty was likely to remain high for much of 2022.
At the end of December 2022, the Fund was positioned with a slightly longer duration position than the benchmark, focused on the long end of the yield curve. For the year, duration was a slight detractor to returns. In early 2022, the Fund’s tactical duration positioning was a positive for performance. As rates increased in early 2022, the Fund benefitted a bias to short duration. In mid-2022, the Fund was slightly longer duration versus the benchmark. As interest rates rose further, performance was negatively impacted.
For the 12-month period, yield curve positioning positively affected performance. The yield curve was in a strong flattening trend for the first several months of the year, and the Fund was positioned to benefit from that trend. As the yield curve reached inversion levels not seen since the 1980s, the Fund moved to a neutral/steepening bias in mid/late 2022. At the end of December 2022, the Fund’s yield curve positioning was mostly neutral relative to the benchmark, but with a bias to benefit from a steepening curve.
Outlook and Conclusion
In the near-term, risks remain focused on the evolution of the labor market and inflation. Overall growth slowed to below-trend pace, but expected softening in job growth is a downside risk over the coming months. Inflation declined from recent highs, a welcome signal for markets. However, further deceleration is needed throughout 2023 to move inflation back toward 2.0 percent. The Fed aggressively raised rates to combat inflation and we believe will continue to indicate restrictive policy until it sees a string of data that confirms a lower inflation trajectory. We believe slowing growth and tight monetary policy represents the biggest risk to markets, but we do not believe a hard recession is necessary to control inflation. As our view of the economy and monetary policy changes, we will adjust positioning as these risks evolve.
The Fund’s sector positioning at the end of the period reflects our overall positive outlook on valuations, attractive relative value, and opportunities within each sector. Primary risk exposures include:
•  The Fund remains overweight to Investment Grade Credit (IG). Within the IG allocation, risk was increased during the end of the period as spread widening in October 2022 provided an opportunity to add to 10 year bank debt and BBB cyclicals. We still see value in non-cyclical sectors such as Utilities, Health Care, and Food/beverage while selectively adding financials and BBB cyclicals such as Technology and Paper/packaging.
•  Securitized Products remain an overweight exposure relative to the benchmark. High-quality Commercial Mortgage-Backed Securities (CMBS) remains an attractive relative value opportunity to other credit sectors. We continue to favor non-agency

Management's Discussion of Fund Performance (Unaudited) (Continued)
exposure and are positioned appropriately with overweight exposure to non-Agency Residential Mortgage-Backed Securities (RMBS), Asset-Backed Securities (ABS), and CMBS.
•  The overweight allocation to Emerging Markets Debt (EMD) was increased slightly during the period. We think valuations are attractive, especially in the High Yield portion of the market. EMD spreads recovered sharply in the period, but the High Yield portion of the market spreads finished the quarter near the 80 percentile relative to history. Latin America remains the largest regional exposure within the sector.
Finally, in terms of the Fund’s interest rate and yield curve positioning, we are positioning the Fund with a slight long duration, focused in the long end of the curve. We believe the current level of rates reflects an appropriate amount of Fed tightening, and that the growth and inflation outlook may trend interest rates lower over the next several months.
We believe valuations are generally fair given the macro environment and potential risks. If conditions are stable to improving, we believe the Fund is positioned well to benefit from the additional yield relative to the benchmark and potential price appreciation from spread tightening. If volatility continues and economic growth deteriorates more than expected, the Fund can add positions opportunistically if risk assets experience weakness. Additionally, we believe positive security selection can benefit in many different market environments.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Bond Fund Class I and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns
Touchstone Bond Fund	1 Year	5 Years	10 Years
Class I	-13.85%	0.24%	0.80%
Class SC*	-13.90%	0.08%	0.57%
Bloomberg U.S. Aggregate Bond Index	-13.01%	0.02%	1.06%
*	The chart above represents performance of Class I shares only, which will vary from the performance of Class SC shares based on the differences in fees paid by shareholders in the different classes. The inception date of Class SC shares was July 10, 2019. Class SC shares performance was calculated using the historical performance of Class I shares for the periods prior to July 10, 2019. The returns have been restated for fees applicable to Class SC shares.
Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Common Stock Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Common Stock Fund (the “Fund”) seeks to provide investors with capital appreciation. The Fund invests at least 80 percent of its assets in large capitalization equity securities. The Fund’s sub-adviser, Fort Washington Investment Advisors, Inc., seeks to invest in companies that are trading below what is believed to be the estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
Fund Performance
The Fund (Class I Shares) outperformed its benchmark, the S&P 500® Index, for the 12-month period ended December 31, 2022. The Fund’s total return was -17.66 percent while the benchmark’s total return was -18.11 percent.
Market Environment
U.S. equities declined during the period as high inflation readings prompted significantly restrictive policy measures and investors considered the looming possibility of an economic slowdown. The worst performing sectors for the index were Communication Services, Consumer Discretionary, and Information Technology. The best performing sectors for the index were Consumer Staples, Health Care, and Industrials sectors.
Portfolio Review
Within the Fund’s portfolio, the sectors where holdings outperformed relative to the benchmark include Energy, Industrials, and Health Care. Sectors that lagged relative to the benchmark include Real Estate, Communication Services, and Materials. Stock selection contributed to performance for the period. Sector allocation detracted primarily due to an overweight to Communication Services and an underweight to Energy.
At the holding level, the three largest contributors were Schlumberger Limited (Energy) ("Schlumberger"), Hubbell Incorporated (Industrials) ("Hubbell"), and Raytheon Technologies Corp. (Industrials) ("Raytheon"). Schlumberger outperformed as the company benefited from international oil and gas companies mobilizing rigs to capitalize on tight supply. Hubbell shares outperformed primarily due to strong earnings results re-affirming that the company is a beneficiary of the need to improve the grid with the global energy transition. Raytheon shares outperformed on expectations of elevated defense spending in response to geopolitical tensions.
The three largest detractors for the period included Meta Platforms Inc. (Communication Services) ("Meta"), Salesforce Inc. (Information Technology) ("Salesforce"), and Jones Lang LaSalle Inc. (Real Estate) ("Jones Lang LaSalle"). Meta underperformed primarily due to mixed quarterly results during the period, higher than expected investments in the meta and reels segments, and headlines regarding potential data protection regulatory challenges in Europe. Salesforce shares underperformed primarily due to concerns around macroeconomic headwinds expanding the length of their sales cycle and reducing deal sizes. Jones Lang Lasalle shares underperformed primarily due to rising rates and slower economic growth challenging the company’s brokerage segment.
Investments made in international companies, which comprised 2.4% of the Fund's assets at the end of the period, outperformed the benchmark.
Outlook and Conclusion
Despite the fourth quarter 2022 rally in equities, the path for a soft landing remains narrow and we continue to see indications of the slowdown we thought was likely in the back half of 2022 and into 2023 mainly due to the lag effects of higher interest rates and higher prices. The labor market and consumer spending have been resilient buoyed by elevated pandemic savings. But with sustained tight financial conditions, we see additional downside risk to growth.
Based on our outlook, the investment team has been mitigating risk through a combination of long standing elements of our process and gradual shifts in portfolio positioning. Several components of our investment process help mitigate the impact of higher inflation and interest rates. First, focusing on barriers to entry in fundamental analysis, specifically businesses with pricing power, is especially important today as companies look to pass on cost pressures. Second, consistently using conservative discount rates provides a cushion as rates rise. Last, prioritizing a margin of safety with each holding provides additional risk mitigation for challenging market environments. Additionally, since early 2021, the Fund has been gradually reducing risk in the portfolio in terms of both sector weights and exposures within sectors. For example, sector weights in Consumer Discretionary and

Management's Discussion of Fund Performance (Unaudited) (Continued)
Communication Services have decreased while the Consumer Staples weight and the cash position have increased. Within sectors, we have also taken opportunities to swap out of positions in favor of new positions that come with some combination of fundamental risk reduction and higher margin of safety in valuation.
At the end of the period, the Fund continued to emphasize businesses with higher barriers to entry and returns on capital. Consistent with the past several quarters, portfolio positioning is fairly defensive while we look for opportunities that fit our framework through the volatility. We believe this risk posture combined with continued disciplined execution of our process will benefit the portfolio going forward.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Common Stock Fund Class I and the S&P 500® Index
Average Annual Total Returns
Touchstone Common Stock Fund	1 Year	5 Years	10 Years
Class I	-17.66%	9.01%	11.73%
Class SC*	-17.79%	8.76%	11.41%
S&P 500® Index	-18.11%	9.42%	12.56%
*	The chart above represents performance of Class I shares only, which will vary from the performance of Class SC shares based on the differences in fees paid by shareholders in the different classes. The inception date of Class SC shares was July 10, 2019. Class SC shares performance was calculated using the historical performance of Class I shares for the periods prior to July 10, 2019. The returns have been restated for fees applicable to Class SC shares.
Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Note to Chart
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Small Company Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Small Company Fund (the “Fund”) seeks to provide investors with growth of capital by investing primarily in common stocks of small companies that the sub-adviser believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
Fund Performance
The Fund outperformed its benchmark, the Russell 2000® Index, for the 12-month period ended December 31, 2022. The Fund’s total return was -14.44 percent while the return of the benchmark was -20.44 percent.
Market Environment
The Russell 2000 Index declined for the year ended December 31, 2022. From a sector perspective, Energy was the only positive returning sector. The following sectors were negative but outperformed the overall Index: Utilities; Consumer Staples; Materials; Financials; and Industrials. The following sectors underperformed the overall Index: Communication Services; Information Technology; Consumer Discretionary; Health Care; and Real Estate.
Economic growth and corporate earnings growth remained positive and resilient in 2022, with corporate earnings posting a record year in 2022. However, valuations contracted meaningfully, driving the vast majority of the equity price decline. We believe equity valuation contracted for two primary reasons. First, the pandemic, pent-up demand, and unprecedented fiscal and monetary stimulus fueled unsustainable consumer and corporate demand and earnings across several industries in 2020 and 2021, but that demand and earnings began to moderate over the course of 2022. Second, inflationary pressures proved not be transitory, and in reaction the Federal Reserve aggressive tightened monetary policy faster and higher than anticipated. Moderating demand, higher costs, and higher rates result in an uncertain corporate earnings outlook entering 2023.
Portfolio Review
The Fund’s stock selection within Information Technology, Health Care, and Industrials were the primary drivers of outperformance. The Fund’s bottom three performing sectors were Energy, Consumer Discretionary, and Utilities. Sector allocation, primarily the underweight allocation to the outperforming Energy sector, was the driver of underperformance.
Among the Fund’s top performing stocks were Box Inc. ("Box"), a leading Software-as-a-Service enterprise content collaboration platform; Clean Harbors Inc. ("Clean Harbors"), North America’s leading provider of environmental and industrial services; and Digi International Inc. ("Digi International"), a leading global provider of Internet of Things connectivity products, services, and solutions.
Box outperformed because end market demand has accelerated in a hybrid work environment and new product technology introductions have driven market share gains. The accelerated revenue growth combined with operational improvements in margins and free cash flow generation drove increased future earnings expectations.Clean Harbors executed well to capitalize on robust demand for its services and report significant increases in earnings, as well as increase earnings targets. The pandemic-fueled record demand for Digi International’s automated solutions, and a well-timed acquisition improved its future earnings potential.
Among the Fund’s bottom performing stocks were Omnicell Inc. ("Omnicell"), the leading provider of automated medication management products and services to health care facilities in the United States; PacWest Bancorp, a regional bank; and Zumiez Inc. ("Zumiez"), a specialty apparel, footwear, accessories, and hard goods retailer.
Omnicell underperformed because after two years of surging demand related to the pandemic and government funding, health care facilities significantly reduced its capital spending plans near-term. This caused a material reduction in product bookings for the company, which we believe will result in lower than expected future earnings. PacWest Bancorp underperformed due to concerns about significant growth in its balance sheet negatively impacting its capital position, particularly if a recession unfolds and drives higher credit losses across the industry. Zumiez underperformed because demand for its products declined in 2022 after record years in 2020 and 2021.
Outlook and Conclusion
Pent-up demand and unprecedented fiscal and monetary stimulus over the last three years fueled record corporate earnings in 2021 and 2022. As we look into 2023, the demand tailwinds to corporate earnings are becoming headwinds. Inflationary pressures,

Management's Discussion of Fund Performance (Unaudited) (Continued)
particularly wage inflation, and higher interest rates are likely to be costly headwinds to corporate earnings as well. Future corporate earnings expectations peaked in May 2022 and have declined for seven consecutive months, though at the end of December we still project 2023 to be a record year.
We believe that earnings drive long-term equity returns, which makes the current return environment uncertain depending on whether we experience a soft or hard landing for corporate earnings. The interesting dynamic this cycle is the unprecedented consumer excess savings/net worth and corporate profits on balance sheets that could cushion the corporate earnings down cycle.
It is encouraging though that small cap equity valuations are only slightly above 20 year lows at 12 times 2023 forecasted earnings, and small cap relative valuations to large cap are below the Great Financial Crisis March 2009 and April 2020 pandemic lows. It appears to us the uncertain corporate earnings outlook has been reflected in small cap equity price trends since the November 2021 small cap equity price peak and in current valuations.
We have favorable views on the long-term earnings outlook for our profitable, higher quality small cap portfolio. We continue to consistently execute our stock selection and portfolio construction process on companies that we believe are positioned favorably across the investment cycle with a high probability of outperformance, while executing our risk management discipline on companies positioned unfavorably for downside protection.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Company Fund Class I and the Russell 2000® Index
Average Annual Total Returns
Touchstone Small Company Fund	1 Year	5 Years	10 Years
Class I	-14.44%	7.10%	11.08%
Russell 2000® Index	-20.44%	4.13%	9.01%
The inception date of the Fund was November 30, 2000.
Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.
Notes to Chart
Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.
The Frank Russell Company (FRC) is the source and owner of the Russell 2000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Tabular Presentation of Portfolios of Investments (Unaudited)
December 31, 2022
The tables below provide each Fund’s sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Balanced Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	41.9%
AA/Aa	6.8
A/A	15.6
BBB/Baa	35.4
BB/Ba	0.3
Total	100.0%
Sector Allocation**(% of Net Assets)
Common Stocks
Information Technology	18.7%
Health Care	12.2
Financials	8.1
Communication Services	7.2
Industrials	5.8
Consumer Discretionary	4.9
Energy	3.2
Consumer Staples	3.1
Materials	1.2
Real Estate	0.7
Corporate Bonds	17.0
U.S. Treasury Obligations	6.2
U.S. Government Mortgage-Backed Obligations	3.8
Commercial Mortgage-Backed Securities	3.7
Exchange-Traded Fund	2.3
Sovereign Government Obligations	0.3
Preferred Stocks
Financials	0.0
Short-Term Investment Fund	1.5
Other Assets/Liabilities (Net)	0.1
Total	100.0%
Touchstone Bond Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	45.3%
AA/Aa	7.2
A/A	12.9
BBB/Baa	29.7
BB/Ba	0.6
B/B	0.7
CC	0.1
Not Rated	2.5
Cash Equivalents	1.0
Total	100.0%
Touchstone Common Stock Fund

Sector Allocation**(% of Net Assets)
Information Technology	28.8%
Health Care	18.7
Financials	12.3
Communication Services	11.3
Industrials	8.7
Consumer Discretionary	7.4
Energy	4.9
Consumer Staples	4.8
Materials	1.8
Real Estate	1.3
Short-Term Investment Fund	0.1
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Small Company Fund

Sector Allocation*(% of Net Assets)
Health Care	21.2%
Industrials	17.8
Consumer Discretionary	16.2
Information Technology	15.7
Financials	11.0
Real Estate	8.7
Materials	4.5
Communication Services	2.7
Energy	1.5
Short-Term Investment Fund	0.8
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments
Touchstone Balanced Fund – December 31, 2022
Shares		Market Value
	Common Stocks — 65.1%
	Information Technology — 18.7%
17,617	Apple, Inc.	$ 2,288,977
4,367	International Business Machines Corp.	615,266
12,059	Microsoft Corp.	2,891,989
10,755	Oracle Corp.	879,114
4,370	PayPal Holdings, Inc.*	311,231
4,910	Salesforce, Inc.*	651,017
8,036	SS&C Technologies Holdings, Inc.	418,354
5,122	Texas Instruments, Inc.	846,257
4,468	Visa, Inc. - Class A	928,272
2,796	Workday, Inc. - Class A*	467,855
		10,298,332
	Health Care — 12.2%
5,185	AmerisourceBergen Corp.	859,206
8,055	BioMarin Pharmaceutical, Inc.*	833,612
9,899	Bristol-Myers Squibb Co.	712,233
3,562	HCA Healthcare, Inc.	854,738
7,614	Johnson & Johnson	1,345,013
7,683	Medtronic PLC	597,123
2,825	UnitedHealth Group, Inc.	1,497,758
		6,699,683
	Financials — 8.1%
28,524	Bank of America Corp.	944,715
5,607	Berkshire Hathaway, Inc. - Class B*	1,732,002
3,246	Goldman Sachs Group, Inc. (The)	1,114,611
499	Markel Corp.*	657,428
		4,448,756
	Communication Services — 7.2%
19,179	Alphabet, Inc. - Class C*	1,701,753
9,870	AT&T, Inc.	181,707
15,413	Comcast Corp. - Class A	538,992
3,694	Fox Corp. - Class A	112,187
6,230	Meta Platforms, Inc. - Class A*	749,718
1,377	Netflix, Inc.*	406,050
3,151	Walt Disney Co. (The)*	273,759
		3,964,166
	Industrials — 5.8%
2,970	Boeing Co. (The)*	565,755
708	Deere & Co.	303,562
1,118	FedEx Corp.	193,638
3,221	Hubbell, Inc.	755,904
9,476	Raytheon Technologies Corp.	956,318
12,061	Southwest Airlines Co.*	406,094
		3,181,271
	Consumer Discretionary — 4.9%
3,072	Airbnb, Inc. - Class A*	262,656
2,793	Alibaba Group Holding Ltd. (China) ADR*	246,035
14,620	Amazon.com, Inc.*	1,228,080
3,850	Hilton Worldwide Holdings, Inc.	486,486
4,787	Starbucks Corp.	474,871
		2,698,128
	Energy — 3.2%
10,485	Exxon Mobil Corp.	1,156,496
11,589	Schlumberger Ltd.	619,548
		1,776,044
	Consumer Staples — 3.1%
8,385	Monster Beverage Corp.*	851,329
8,556	Philip Morris International, Inc.	865,953
		1,717,282
Shares		Market Value

	Materials — 1.2%
9,297	DuPont de Nemours, Inc.	$ 638,053
	Real Estate — 0.7%
2,398	Jones Lang LaSalle, Inc.*	382,169
	Total Common Stocks	$35,803,884
Principal Amount
	Corporate Bonds — 17.0%
	Financials — 5.6%
$ 150,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 2.450%, 10/29/26	131,321
89,000	Allstate Corp. (The), Ser B, 5.750%, 8/15/53	83,660
74,000	American Express Co., 2.250%, 3/4/25	69,881
112,000	Ares Capital Corp., 3.250%, 7/15/25	103,142
81,000	Bank of America Corp., 2.687%, 4/22/32	65,043
82,000	Bank of America Corp., 3.705%, 4/24/28	75,992
94,000	Bank of Montreal (Canada), 3.803%, 12/15/32	82,904
80,000	Bank of New York Mellon Corp. (The), 5.834%, 10/25/33	83,209
70,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	62,833
142,000	Charles Schwab Corp. (The), 1.150%, 5/13/26	126,327
62,000	Charles Schwab Corp. (The), 5.000%(A)	56,606
128,000	Citigroup, Inc., 0.981%, 5/1/25	119,808
77,000	Citigroup, Inc., 3.200%, 10/21/26	71,314
149,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 5.176%, 2/15/27(B)	138,780
122,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	97,362
105,000	Goldman Sachs Group, Inc. (The), 3.615%, 3/15/28	97,715
55,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	51,096
126,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	103,938
128,000	JPMorgan Chase & Co., 2.956%, 5/13/31	105,773
100,000	JPMorgan Chase & Co., 3.509%, 1/23/29	90,906
66,000	JPMorgan Chase & Co., 5.717%, 9/14/33	64,901
200,000	Lloyds Banking Group PLC (United Kingdom), 3.574%, 11/7/28	180,401
112,000	Mastercard, Inc., 2.000%, 11/18/31	90,224
109,000	Morgan Stanley, 3.950%, 4/23/27	103,112
66,000	Morgan Stanley, 5.297%, 4/20/37	60,544
76,000	Northern Trust Corp., 6.125%, 11/2/32	80,402
113,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	86,827
121,000	PNC Capital Trust, (3M LIBOR +0.570%), 5.331%, 6/1/28(B)	111,548
92,000	Prudential Financial, Inc., 5.125%, 3/1/52	83,720
120,000	Toronto-Dominion Bank (The) (Canada), MTN, 1.150%, 6/12/25	109,465
185,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 5.320%, 5/15/27(B)	171,445
22,000	Truist Financial Corp., MTN, 2.850%, 10/26/24	21,223
86,000	US Bancorp, 4.967%, 7/22/33	81,872
		3,063,294
	Consumer Discretionary — 1.9%
101,000	7-Eleven, Inc., 144a, 1.800%, 2/10/31	77,206
135,000	BAT Capital Corp. (United Kingdom), 3.557%, 8/15/27	123,328
82,000	Brunswick Corp., 4.400%, 9/15/32	69,458
60,000	Ford Motor Co., 3.250%, 2/12/32	45,003
105,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	82,565
56,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	55,065
59,000	Home Depot, Inc. (The), 5.950%, 4/1/41	64,401
94,000	Hyundai Capital America, 144a, 2.650%, 2/10/25	88,452
33,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 4.375%, 2/2/52	23,260
113,000	Lowe's Cos., Inc., 4.500%, 4/15/30	108,584
41,000	Procter & Gamble Co. (The), 1.200%, 10/29/30	32,272

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	Corporate Bonds — 17.0% (Continued)
	Consumer Discretionary — (Continued)
$ 110,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	$ 94,028
95,000	Walmart, Inc., 2.850%, 7/8/24	92,375
58,000	Warnermedia Holdings, Inc., 144a, 4.279%, 3/15/32	47,842
58,000	Warnermedia Holdings, Inc., 144a, 5.141%, 3/15/52	42,370
		1,046,209
	Industrials — 1.8%
100,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	81,521
53,000	Boeing Co. (The), 5.805%, 5/1/50	49,345
81,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	85,220
54,000	Carrier Global Corp., 3.577%, 4/5/50	38,774
118,000	CNH Industrial Capital LLC, 1.450%, 7/15/26	104,253
94,000	FedEx Corp., 5.100%, 1/15/44	83,822
99,000	John Deere Capital Corp., MTN, 2.450%, 1/9/30	85,533
88,000	Mohawk Industries, Inc., 3.625%, 5/15/30	76,031
81,000	Norfolk Southern Corp., 4.837%, 10/1/41	74,818
96,000	Parker-Hannifin Corp., 4.250%, 9/15/27	93,248
71,000	Roper Technologies, Inc., 2.950%, 9/15/29	61,662
52,000	WestRock MWV LLC, 8.200%, 1/15/30	58,780
117,000	Xylem, Inc., 1.950%, 1/30/28	100,633
		993,640
	Energy — 1.3%
78,000	Boardwalk Pipelines LP, 4.800%, 5/3/29	73,585
65,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	64,630
74,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	67,714
112,000	Cheniere Energy, Inc., 4.625%, 10/15/28	101,240
60,000	Continental Resources, Inc., 144a, 5.750%, 1/15/31	55,871
115,000	Energy Transfer LP, 4.150%, 9/15/29	104,150
66,000	Midwest Connector Capital Co. LLC, 144a, 3.900%, 4/1/24	63,925
67,000	MPLX LP, 4.950%, 3/14/52	55,109
81,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	84,625
20,000	Sabine Pass Liquefaction LLC, 5.000%, 3/15/27	19,634
		690,483
	Utilities — 1.3%
89,000	CMS Energy Corp., 4.750%, 6/1/50	76,982
74,000	Duke Energy Progress LLC, 4.150%, 12/1/44	62,012
72,000	Edison International, 4.125%, 3/15/28	66,909
82,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	76,729
104,000	Ohio Power Co., Ser R, 2.900%, 10/1/51	68,286
126,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	79,622
89,000	PacifiCorp., 5.750%, 4/1/37	90,869
199,000	WEC Energy Group, Inc., (3M LIBOR +2.112%), 6.719%, 5/15/67(B)	166,472
		687,881
	Information Technology — 1.2%
67,000	Apple, Inc., 4.650%, 2/23/46	63,514
116,000	Broadcom, Inc., 4.150%, 11/15/30	104,087
112,000	Microchip Technology, Inc., 0.983%, 9/1/24	103,754
54,000	Micron Technology, Inc., 2.703%, 4/15/32	40,706
20,000	Micron Technology, Inc., 6.750%, 11/1/29	20,385
49,000	Microsoft Corp., 3.500%, 2/12/35	44,510
90,000	NXP BV / NXP Funding LLC (China), 5.350%, 3/1/26	89,578
46,000	Oracle Corp., 2.650%, 7/15/26	42,331
32,000	Oracle Corp., 3.600%, 4/1/40	23,786
24,000	Oracle Corp., 4.300%, 7/8/34	21,119
65,000	Visa, Inc., 4.150%, 12/14/35	61,601
71,000	VMware, Inc., 1.400%, 8/15/26	61,972
		677,343
Principal Amount		MarketValue

	Health Care — 1.2%
$ 84,000	AbbVie, Inc., 4.450%, 5/14/46	$ 72,650
67,000	Becton Dickinson and Co., 4.685%, 12/15/44	60,121
86,000	CommonSpirit Health, 4.187%, 10/1/49	67,452
73,000	CVS Health Corp., 5.125%, 7/20/45	66,239
104,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	83,617
88,000	HCA, Inc., 5.375%, 9/1/26	87,100
45,000	Johnson & Johnson, 2.900%, 1/15/28	42,002
93,000	Mylan, Inc., 4.550%, 4/15/28	86,298
107,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	87,909
		653,388
	Real Estate — 1.1%
100,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	93,032
84,000	Equinix, Inc. REIT, 2.900%, 11/18/26	76,833
122,000	Host Hotels & Resorts LP REIT, Ser F, 4.500%, 2/1/26	117,045
94,000	Invitation Homes Operating Partnership LP REIT, 4.150%, 4/15/32	82,518
74,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	70,529
96,000	SBA Tower Trust REIT, 144a, 6.599%, 1/15/28	96,305
37,000	STORE Capital Corp. REIT, 4.500%, 3/15/28	33,426
63,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	56,610
		626,298
	Communication Services — 0.8%
54,000	AT&T, Inc., 4.500%, 5/15/35	49,173
79,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	71,545
74,000	Comcast Corp., 4.000%, 3/1/48	59,150
76,000	Netflix, Inc., 6.375%, 5/15/29	78,226
51,000	Paramount Global, 4.950%, 5/19/50	37,340
118,000	T-Mobile USA, Inc., 3.875%, 4/15/30	107,169
98,000	Verizon Communications, Inc., 2.987%, 10/30/56	60,189
		462,792
	Consumer Staples — 0.5%
74,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	67,824
64,000	Kroger Co. (The), 5.000%, 4/15/42	58,390
96,000	Mars, Inc., 144a, 3.875%, 4/1/39	81,902
55,000	PepsiCo, Inc., 1.625%, 5/1/30	44,972
65,000	Starbucks Corp., 3.350%, 3/12/50	46,265
		299,353
	Materials — 0.3%
90,000	Celanese US Holdings LLC, 6.165%, 7/15/27	88,898
83,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	70,180
		159,078
	Total Corporate Bonds	$9,359,759
	U.S. Treasury Obligations — 6.2%
240,872	U.S. Treasury Bond, 0.125%, 2/15/52	155,974
250,000	U.S. Treasury Bond, 1.750%, 8/15/41	172,353
500,000	U.S. Treasury Bond, 2.875%, 5/15/52	404,375
350,000	U.S. Treasury Bond, 4.000%, 11/15/42	344,914
175,000	U.S. Treasury Bond, 4.000%, 11/15/52	176,805
45,000	U.S. Treasury Note, 4.125%, 11/15/32	46,090
2,120,000	U.S. Treasury Note, 4.375%, 10/31/24	2,114,948
	Total U.S. Treasury Obligations	$3,415,459
	U.S. Government Mortgage-Backed Obligations — 3.8%
103,752	FHLMC, Pool #G05624, 4.500%, 9/1/39	103,034
73,239	FHLMC, Pool #Q29260, 4.000%, 10/1/44	70,318
304,091	FHLMC REMIC, Pool #QE9228, 4.500%, 9/1/52	293,154
311,501	FHLMC REMIC, Pool #SD1436, 4.500%, 8/1/52	300,370
305,627	FHLMC REMIC, Pool #SD1515, 4.500%, 8/1/52	294,686

Touchstone Balanced Fund (Continued)
Principal Amount		MarketValue
	U.S. Government Mortgage-Backed Obligations — 3.8% (Continued)
$ 294,744	FHLMC REMIC, Pool #SD1620, 5.000%, 9/1/52	$ 290,850
313,130	FHLMC REMIC, Pool #SD1638, 5.000%, 9/1/52	308,993
45,175	FNMA, Pool #725423, 5.500%, 5/1/34	46,606
40,647	FNMA, Pool #725610, 5.500%, 7/1/34	41,969
8,601	FNMA, Pool #890310, 4.500%, 12/1/40	8,535
30,358	FNMA, Pool #AD9193, 5.000%, 9/1/40	30,768
301,421	FNMA, Pool #FS2906, 5.000%, 9/1/52	297,489
	Total U.S. Government Mortgage-Backed Obligations	$2,086,772
	Commercial Mortgage-Backed Securities — 3.7%
60,000	BANK, Ser 2020-BN26, Class A4, 2.403%, 3/15/63	50,255
145,000	BANK, Ser 2021-BN36, Class A5, 2.470%, 9/15/64	118,575
280,000	BANK, Ser 2021-BN37, Class A5, 2.618%, 11/15/64(B)(C)	231,262
75,000	BANK, Ser 2022-BNK39, Class A4, 2.928%, 2/15/55	63,494
55,000	BBCMS Mortgage Trust, Ser 2021-C11, Class A5, 2.322%, 9/15/54	44,461
165,000	BBCMS Mortgage Trust, Ser 2021-C12, Class A5, 2.689%, 11/15/54	137,025
45,000	BBCMS Mortgage Trust, Ser 2022-C14, Class A5, 2.946%, 2/15/55(B)(C)	38,092
140,000	BBCMS Mortgage Trust, Ser 2022-C16, Class A5, 4.600%, 6/15/55(B)(C)	135,126
160,000	Benchmark Mortgage Trust, Ser 2018-B8, Class A5, 4.232%, 1/15/52	152,891
255,000	Citigroup Commercial Mortgage Trust, Ser 2020-GC46, Class A5, 2.717%, 2/15/53	215,762
80,000	COMM Mortgage Trust, Ser 2015-DC1, Class A5, 3.350%, 2/10/48	76,195
80,000	GS Mortgage Securities Trust, Ser 2020-GC47, Class A5, 2.377%, 5/12/53	66,210
235,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-JP2, Class A4, 2.822%, 8/15/49	214,664
170,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP7, Class A5, 3.454%, 9/15/50	156,844
75,000	Morgan Stanley Capital I Trust, Ser 2018-H3, Class AS, 4.177%, 7/15/51	70,786
170,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C51, Class A4, 3.311%, 6/15/52	151,441
145,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C53, Class A4, 3.040%, 10/15/52	126,673
	Total Commercial Mortgage-Backed Securities	$2,049,756
Shares
Exchange-Traded Fund — 2.3%
14,788	iShares JP Morgan USD Emerging Markets Bond ETF	1,250,917
Principal Amount
	Sovereign Government Obligations — 0.3%
$ 146,000	Peruvian Government International Bond, 2.780%, 12/1/60	84,640
62,000	Republic of Poland Government International Bond, 5.750%, 11/16/32	65,975
	Total Sovereign Government Obligations	$150,615
Shares
	Preferred Stocks — 0.0%
	Financials — 0.0%
283	US Bancorp, Ser L, 3.750%(A)	4,386
	Total Preferred Stocks	$4,386
Shares		MarketValue
	Short-Term Investment Fund — 1.5%
832,815	Dreyfus Government Cash Management, Institutional Shares, 4.19%∞Ω	$ 832,815
	Total Investment Securities—99.9% (Cost $54,670,213)	$54,954,363
	Other Assets in Excess of Liabilities — 0.1%	36,295
	Net Assets — 100.0%	$54,990,658
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2022.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2022.
Portfolio Abbreviations:
ADR – American Depositary Receipt
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
USD – United States Dollar
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities were valued at $964,094 or 1.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$35,803,884	$—	$—	$35,803,884
Corporate Bonds	—	9,359,759	—	9,359,759
U.S. Treasury Obligations	—	3,415,459	—	3,415,459
U.S. Government Mortgage-Backed Obligations	—	2,086,772	—	2,086,772
Commercial Mortgage-Backed Securities	—	2,049,756	—	2,049,756
Exchange-Traded Fund	1,250,917	—	—	1,250,917
Sovereign Government Obligations	—	150,615	—	150,615
Preferred Stocks	4,386	—	—	4,386
Short-Term Investment Fund	832,815	—	—	832,815
Total	$37,892,002	$17,062,361	$—	$54,954,363
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Bond Fund – December 31, 2022
Principal Amount		Market Value
	Corporate Bonds — 38.6%
	Financials — 12.7%
$ 400,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 2.450%, 10/29/26	$ 350,189
319,000	Allstate Corp. (The), Ser B, 5.750%, 8/15/53	299,860
280,000	American Express Co., 2.250%, 3/4/25	264,415
283,000	Ares Capital Corp., 3.250%, 7/15/25	260,617
200,000	Bank of America Corp., 2.687%, 4/22/32	160,600
250,000	Bank of America Corp., 3.705%, 4/24/28	231,684
335,000	Bank of Montreal (Canada), 3.803%, 12/15/32	295,456
306,000	Bank of New York Mellon Corp. (The), 5.834%, 10/25/33	318,274
530,000	Bank of Nova Scotia (The) (Canada), 3.625%, 10/27/81	386,635
377,000	Barclays PLC (United Kingdom), 2.894%, 11/24/32	288,239
176,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	157,979
464,000	Charles Schwab Corp. (The), 1.150%, 5/13/26	412,787
230,000	Charles Schwab Corp. (The), 5.000%(A)	209,990
323,000	Citigroup, Inc., 0.981%, 5/1/25	302,329
225,000	Citigroup, Inc., 3.200%, 10/21/26	208,385
314,000	Citizens Bank NA, 4.575%, 8/9/28	303,612
318,000	Cooperatieve Rabobank UA (Netherlands), 144a, 1.106%, 2/24/27	278,108
393,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 5.176%, 2/15/27(B)	366,043
250,000	Credit Suisse AG (Switzerland), 3.700%, 2/21/25	230,680
352,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	280,914
510,000	Goldman Sachs Group, Inc. (The), 3.615%, 3/15/28	474,618
182,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	169,081
205,000	HSBC Holdings PLC (United Kingdom), 3.900%, 5/25/26	195,473
349,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	287,892
256,000	JPMorgan Chase & Co., 2.956%, 5/13/31	211,546
336,000	JPMorgan Chase & Co., 3.509%, 1/23/29	305,445
246,000	JPMorgan Chase & Co., 5.717%, 9/14/33	241,902
343,000	Lloyds Banking Group PLC (United Kingdom), 3.574%, 11/7/28	309,388
374,000	Mastercard, Inc., 2.000%, 11/18/31	301,284
311,000	Morgan Stanley, 3.950%, 4/23/27	294,201
252,000	Morgan Stanley, 5.297%, 4/20/37	231,166
296,000	Northern Trust Corp., 6.125%, 11/2/32	313,144
395,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	303,510
326,000	PNC Capital Trust, (3M LIBOR +0.570%), 5.331%, 6/1/28(B)	300,534
345,000	Prudential Financial, Inc., 5.125%, 3/1/52	313,950
304,000	Toronto-Dominion Bank (The) (Canada), MTN, 1.150%, 6/12/25	277,311
518,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 5.320%, 5/15/27(B)	480,047
210,000	Truist Financial Corp., MTN, 2.850%, 10/26/24	202,583
330,000	US Bancorp, 4.967%, 7/22/33	314,159
		11,134,030
	Consumer Discretionary — 4.4%
373,000	7-Eleven, Inc., 144a, 1.800%, 2/10/31	285,126
464,000	BAT Capital Corp. (United Kingdom), 3.557%, 8/15/27	423,882
316,000	Brunswick Corp., 4.400%, 9/15/32	267,668
202,000	Ford Motor Co., 3.250%, 2/12/32	151,510
505,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	397,098
169,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	166,179
227,000	Home Depot, Inc. (The), 5.950%, 4/1/41	247,782
316,000	Hyundai Capital America, 144a, 2.650%, 2/10/25	297,348
227,000	Imperial Brands Finance PLC (United Kingdom), 144a, 6.125%, 7/27/27	226,233
374,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 2.500%, 1/15/27	327,145
120,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 4.375%, 2/2/52	84,581
Principal Amount		Market Value

	Consumer Discretionary — (Continued)
$ 308,000	Lowe's Cos., Inc., 4.500%, 4/15/30	$ 295,963
92,000	Procter & Gamble Co. (The), 1.200%, 10/29/30	72,416
358,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	306,017
218,000	Warnermedia Holdings, Inc., 144a, 4.279%, 3/15/32	179,822
218,000	Warnermedia Holdings, Inc., 144a, 5.141%, 3/15/52	159,253
		3,888,023
	Industrials — 3.7%
272,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	221,739
153,000	Boeing Co. (The), 5.805%, 5/1/50	142,448
272,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	286,170
200,000	Carrier Global Corp., 3.577%, 4/5/50	143,608
384,000	CNH Industrial Capital LLC, 1.450%, 7/15/26	339,264
340,000	FedEx Corp., 5.100%, 1/15/44	303,185
298,000	John Deere Capital Corp., MTN, 2.450%, 1/9/30	257,463
272,000	Mohawk Industries, Inc., 3.625%, 5/15/30	235,006
243,000	Norfolk Southern Corp., 4.837%, 10/1/41	224,456
334,000	Parker-Hannifin Corp., 4.250%, 9/15/27	324,424
197,000	Roper Technologies, Inc., 2.950%, 9/15/29	171,090
423,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	375,577
202,000	WestRock MWV LLC, 8.200%, 1/15/30	228,336
		3,252,766
	Energy — 3.1%
333,000	Boardwalk Pipelines LP, 4.800%, 5/3/29	314,151
227,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	225,709
207,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	189,415
394,000	Cheniere Energy, Inc., 4.625%, 10/15/28	356,147
200,000	Continental Resources, Inc., 144a, 5.750%, 1/15/31	186,235
395,000	Energy Transfer LP, 4.150%, 9/15/29	357,733
193,000	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	159,193
248,000	Midwest Connector Capital Co. LLC, 144a, 3.900%, 4/1/24	240,203
251,000	MPLX LP, 4.950%, 3/14/52	206,454
295,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	308,203
206,000	Petroleos Mexicanos (Mexico), 6.625%, 6/15/35	149,536
		2,692,979
	Information Technology — 2.9%
344,000	Apple, Inc., 2.750%, 1/13/25	331,460
234,000	Apple, Inc., 4.650%, 2/23/46	221,825
432,000	Broadcom, Inc., 4.150%, 11/15/30	387,635
370,000	Microchip Technology, Inc., 0.983%, 9/1/24	342,760
202,000	Micron Technology, Inc., 2.703%, 4/15/32	152,272
82,000	Micron Technology, Inc., 6.750%, 11/1/29	83,579
148,000	Microsoft Corp., 3.500%, 2/12/35	134,437
328,000	NXP BV / NXP Funding LLC (China), 5.350%, 3/1/26	326,461
174,000	Oracle Corp., 2.650%, 7/15/26	160,124
120,000	Oracle Corp., 3.600%, 4/1/40	89,196
94,000	Oracle Corp., 4.300%, 7/8/34	82,714
220,000	Visa, Inc., 4.150%, 12/14/35	208,497
		2,520,960
	Real Estate — 2.6%
361,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	335,845
236,000	Equinix, Inc. REIT, 2.900%, 11/18/26	215,865
338,000	Host Hotels & Resorts LP REIT, Ser F, 4.500%, 2/1/26	324,273
362,000	Invitation Homes Operating Partnership LP REIT, 4.150%, 4/15/32	317,783
250,000	Realty Income Corp. REIT, 4.600%, 2/6/24	248,398
290,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	276,395
336,000	SBA Tower Trust REIT, 144a, 6.599%, 1/15/28	337,066

Touchstone Bond Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 38.6% (Continued)
	Real Estate — (Continued)
$ 96,000	STORE Capital Corp. REIT, 4.500%, 3/15/28	$ 86,728
188,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	168,930
		2,311,283
	Utilities — 2.5%
342,000	CMS Energy Corp., 4.750%, 6/1/50	295,816
93,000	Duke Energy Progress LLC, 4.150%, 12/1/44	77,934
207,000	Edison International, 4.125%, 3/15/28	192,362
224,000	Electricite de France SA (France), 144a, 4.875%, 9/21/38	182,968
278,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	260,131
85,000	Fortis, Inc. (Canada), 3.055%, 10/4/26	78,943
338,000	Ohio Power Co., Ser R, 2.900%, 10/1/51	221,930
372,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	235,074
127,000	PacifiCorp., 5.750%, 4/1/37	129,667
562,000	WEC Energy Group, Inc., (3M LIBOR +2.112%), 6.719%, 5/15/67(B)	470,136
		2,144,961
	Health Care — 2.3%
283,000	AbbVie, Inc., 4.450%, 5/14/46	244,760
232,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	177,425
194,000	Becton Dickinson and Co., 4.685%, 12/15/44	174,082
263,000	CommonSpirit Health, 4.187%, 10/1/49	206,278
240,000	CVS Health Corp., 5.125%, 7/20/45	217,771
293,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	235,577
322,000	HCA, Inc., 5.375%, 9/1/26	318,706
234,000	Mylan, Inc., 4.550%, 4/15/28	217,137
312,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	256,333
		2,048,069
	Communication Services — 2.1%
238,000	AT&T, Inc., 4.500%, 5/15/35	216,725
355,000	British Telecommunications PLC (United Kingdom), 144a, 3.250%, 11/8/29	303,261
293,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	265,350
243,000	Comcast Corp., 4.000%, 3/1/48	194,237
265,000	Netflix, Inc., 6.375%, 5/15/29	272,761
100,000	Paramount Global, 4.950%, 5/19/50	73,217
335,000	T-Mobile USA, Inc., 3.875%, 4/15/30	304,250
339,000	Verizon Communications, Inc., 2.987%, 10/30/56	208,204
		1,838,005
	Consumer Staples — 1.3%
272,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	249,298
306,000	Ashtead Capital, Inc. (United Kingdom), 144a, 4.000%, 5/1/28	279,811
213,000	Kroger Co. (The), 5.000%, 4/15/42	194,329
336,000	Mars, Inc., 144a, 3.875%, 4/1/39	286,657
164,000	Starbucks Corp., 3.350%, 3/12/50	116,729
		1,126,824
	Materials — 1.0%
206,000	Braskem Netherlands Finance BV (Brazil), 144a, 4.500%, 1/31/30	175,375
176,000	Braskem Netherlands Finance BV (Brazil), 144a, 5.875%, 1/31/50	136,332
328,000	Celanese US Holdings LLC, 6.165%, 7/15/27	323,985
301,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	254,508
		890,200
	Total Corporate Bonds	$33,848,100
	U.S. Treasury Obligations — 26.4%
2,274,898	U.S. Treasury Bond, 0.125%, 2/15/52	1,473,085
Principal Amount		Market Value
	U.S. Treasury Obligations — 26.4% (Continued)
$1,535,000	U.S. Treasury Bond, 1.750%, 8/15/41	$ 1,058,250
1,995,000	U.S. Treasury Bond, 2.375%, 2/15/42	1,534,124
139,000	U.S. Treasury Bond, 2.875%, 5/15/52	112,416
1,640,000	U.S. Treasury Bond, 4.000%, 11/15/42	1,616,169
1,295,000	U.S. Treasury Bond, 4.000%, 11/15/52	1,308,355
3,685,000	U.S. Treasury Note, 0.750%, 5/31/26	3,290,446
3,670,000	U.S. Treasury Note, 1.625%, 1/31/27	3,318,053
4,545,000	U.S. Treasury Note, 1.875%, 2/15/32	3,869,286
3,647,000	U.S. Treasury Note, 2.750%, 8/15/32	3,333,016
132,000	U.S. Treasury Note, 4.125%, 11/15/32	135,197
2,055,000	U.S. Treasury Note, 4.375%, 10/31/24	2,050,103
	Total U.S. Treasury Obligations	$23,098,500
	Commercial Mortgage-Backed Securities — 9.1%
675,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	633,723
285,000	BANK, Ser 2020-BN26, Class A4, 2.403%, 3/15/63	238,713
365,000	BANK, Ser 2022-BNK39, Class A4, 2.928%, 2/15/55	309,005
275,000	BBCMS Mortgage Trust, Ser 2021-C11, Class A5, 2.322%, 9/15/54	222,306
810,000	BBCMS Mortgage Trust, Ser 2021-C12, Class A5, 2.689%, 11/15/54	672,666
210,000	BBCMS Mortgage Trust, Ser 2022-C14, Class A5, 2.946%, 2/15/55(B)(C)	177,760
500,000	BPR Trust, Ser 2021-KEN, Class B, 144a, (1M LIBOR +1.950%), 6.268%, 2/15/29(B)	485,409
250,000	Citigroup Commercial Mortgage Trust, Ser 2020-GC46, Class A5, 2.717%, 2/15/53	211,531
333,876	COMM Mortgage Trust, Ser 2014-CR14, Class A2, 3.147%, 2/10/47	330,471
390,000	COMM Mortgage Trust, Ser 2015-DC1, Class A5, 3.350%, 2/10/48	371,452
360,000	DBUBS Mortgage Trust, Ser 2017-BRBK, Class B, 144a, 3.530%, 10/10/34(B)(C)	328,807
375,000	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class B, 144a, 3.772%, 10/10/32	365,026
250,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.541%, 1/10/43(B)(C)	210,899
390,000	GS Mortgage Securities Trust, Ser 2020-GC47, Class A5, 2.377%, 5/12/53	322,772
210,000	HONO Mortgage Trust, Ser 2021-LULU, Class B, 144a, (1M LIBOR +1.450%), 5.768%, 10/15/36(B)	196,858
805,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP7, Class A5, 3.454%, 9/15/50	742,704
350,000	JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (1M LIBOR +1.27%), 5.588%, 11/15/35(B)	334,137
355,000	Morgan Stanley Capital I Trust, Ser 2018-H3, Class AS, 4.177%, 7/15/51	335,054
320,000	New York City Housing Development Corp., Ser 2014-8SPR, Class B, 3.864%, 2/15/48	306,574
675,000	SG Commercial Mortgage Securities Trust, Ser 2019-787E, Class A, 144a, 4.163%, 2/15/41	586,698
700,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C53, Class A4, 3.040%, 10/15/52	611,524
	Total Commercial Mortgage-Backed Securities	$7,994,089
	U.S. Government Mortgage-Backed Obligations — 7.2%
41,788	FHLMC, Pool #A95946, 4.000%, 1/1/41	40,225
28,820	FHLMC, Pool #A96485, 4.500%, 1/1/41	28,549
10,320	FHLMC, Pool #G03217, 5.500%, 9/1/37	10,458
4,863	FHLMC, Pool #G03781, 6.000%, 1/1/38	5,038
194,535	FHLMC, Pool #G05624, 4.500%, 9/1/39	193,188
266,589	FHLMC, Pool #Q29056, 4.000%, 10/1/44	255,954
120,030	FHLMC, Pool #Q29260, 4.000%, 10/1/44	115,243

Touchstone Bond Fund (Continued)
Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 7.2% (Continued)
$ 568,610	FHLMC REMIC, Pool #QD2143, 2.000%, 12/1/51	$ 464,296
622,067	FHLMC REMIC, Pool #SD0881, 2.500%, 2/1/52	528,639
2,741	FNMA, Pool #561741, 7.500%, 1/1/31	2,824
170,000	FNMA, Pool #725423, 5.500%, 5/1/34	175,385
150,544	FNMA, Pool #725610, 5.500%, 7/1/34	155,441
3,670	FNMA, Pool #889734, 5.500%, 6/1/37	3,808
23,875	FNMA, Pool #AB1149, 5.000%, 6/1/40	24,198
23,474	FNMA, Pool #AB1800, 4.000%, 11/1/40	22,575
39,830	FNMA, Pool #AD3795, 4.500%, 4/1/40	39,411
50,368	FNMA, Pool #AD9150, 5.000%, 8/1/40	51,049
101,194	FNMA, Pool #AD9193, 5.000%, 9/1/40	102,560
66,962	FNMA, Pool #AE0548, 4.500%, 11/1/40	66,449
60,523	FNMA, Pool #AE4429, 4.000%, 10/1/40	58,196
2,003	FNMA, Pool #AH2666, 4.000%, 1/1/26	1,956
3,943	FNMA, Pool #AH3493, 4.000%, 2/1/26	3,851
88,122	FNMA, Pool #AL0054, 4.500%, 2/1/41	87,447
243,524	FNMA, Pool #AR9195, 3.000%, 3/1/43	221,921
200,660	FNMA, Pool #AT2016, 3.000%, 4/1/43	182,858
157,326	FNMA, Pool #BC1158, 3.500%, 2/1/46	146,405
595,619	FNMA, Pool #BV4148, 3.000%, 3/1/52	525,977
324,991	FNMA, Pool #FM4996, 2.000%, 12/1/50	267,517
301,639	FNMA, Pool #FM5166, 3.000%, 12/1/50	266,194
252,342	FNMA, Pool #FM5279, 3.500%, 11/1/50	231,537
208,072	FNMA, Pool #FM5468, 2.500%, 1/1/36	191,149
290,812	FNMA, Pool #FM5682, 2.500%, 1/1/51	247,759
91,716	FNMA, Pool #MA1175, 3.000%, 9/1/42	83,582
57,866	FNMA, Pool #MA2177, 4.000%, 2/1/35	55,789
352,708	FNMA, Pool #MA4166, 3.000%, 10/1/40	319,801
649,057	FNMA, Pool #MA4571, 2.500%, 3/1/42	565,360
73,523	GNMA, Pool #4853, 4.000%, 11/20/40	71,127
55,552	GNMA, Pool #4883, 4.500%, 12/20/40	55,500
222,874	GNMA, Pool #5175, 4.500%, 9/20/41	222,663
17,451	GNMA, Pool #736696, 4.500%, 5/15/40	17,308
137,184	GNMA, Pool #AD1745, 3.000%, 2/20/43	122,993
82,460	GNMA, Pool #MA1157, 3.500%, 7/20/43	77,801
	Total U.S. Government Mortgage-Backed Obligations	$6,309,981
	Asset-Backed Securities — 4.6%
227,075	CF Hippolyta Issuer LLC, Ser 2020-1, Class A1, 144a, 1.690%, 7/15/60	202,840
697,813	Driven Brands Funding LLC, Ser 2019-1A, Class A2, 144a, 4.641%, 4/20/49	637,230
346,500	Driven Brands Funding LLC, Ser 2021-1A, Class A2, 144a, 2.791%, 10/20/51	274,619
268,671	Elara HGV Timeshare Issuer LLC, Ser 2019-A, Class B, 144a, 2.910%, 1/25/34	246,607
295,500	Jack in the Box Funding LLC, Ser 2022-1A, Class A2I, 144a, 3.445%, 2/26/52	256,082
265,990	Jersey Mike's Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	238,768
151,875	Jimmy Johns Funding LLC, Ser 2017-1A, Class A2II, 144a, 4.846%, 7/30/47	139,345
298,500	Jimmy Johns Funding LLC, Ser 2022-1A, Class A2I, 144a, 4.077%, 4/30/52	273,058
375,000	Madison Park Funding XLIX Ltd. (Cayman Islands), Ser 2021-49A, Class B1, 144a, (3M LIBOR +1.700%), 5.927%, 10/19/34(B)	359,097
289,383	Mill City Mortgage Loan Trust, Ser 2018-3, Class M3, 144a, 3.250%, 8/25/58(B)(C)	240,212
Principal Amount		Market Value
	Asset-Backed Securities — 4.6% (Continued)
$ 350,000	New Mountain CLO 1 Ltd. (Cayman Islands), Ser CLO-1A, Class AR, 144a, (3M LIBOR +1.200%), 5.279%, 10/15/34(B)	$ 338,451
411,725	Planet Fitness Master Issuer LLC, Ser 2018-1A, Class A2II, 144a, 4.666%, 9/5/48	385,484
297,750	Planet Fitness Master Issuer LLC, Ser 2022-1A, Class A2I, 144a, 3.251%, 12/5/51	258,782
252,038	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	221,292
	Total Asset-Backed Securities	$4,071,867
Shares
Exchange-Traded Fund — 4.4%
45,431	iShares JP Morgan USD Emerging Markets Bond ETF	3,843,008
Principal Amount
	Non-Agency Collateralized Mortgage Obligations — 4.2%
$ 58,195	Agate Bay Mortgage Trust, Ser 2013-1, Class B3, 144a, 3.559%, 7/25/43(B)(C)	54,401
291,931	Agate Bay Mortgage Trust, Ser 2015-4, Class B2, 144a, 3.523%, 6/25/45(B)(C)	270,598
295,905	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.650%, 10/25/45(B)(C)	267,887
167,739	CSMC Trust, Ser 2013-IVR3, Class B2, 144a, 3.402%, 5/25/43(B)(C)	160,443
215,625	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.907%, 1/25/45(B)(C)	197,891
136,601	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.783%, 12/25/44(B)(C)	125,608
364,313	Deephaven Residential Mortgage Trust, Ser 2022-2, Class A1, 144a, 4.300%, 3/25/67(B)(C)	342,762
202	Deutsche ALT-A Securities, Inc. ALT, Ser 2003-2XS, Class A6, 5.470%, 9/25/33(B)(C)	195
36,403	EverBank Mortgage Loan Trust, Ser 2013-1, Class B1, 144a, 3.476%, 3/25/43(B)(C)	35,490
412,759	EverBank Mortgage Loan Trust, Ser 2018-1, Class B2, 144a, 3.577%, 2/25/48(B)(C)	346,937
284,335	GS Mortgage-Backed Securities Trust, Ser 2021-PJ6, Class A2, 144a, 2.500%, 11/25/51(B)(C)	228,645
479,208	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.449%, 1/25/47(B)(C)	397,871
423,910	JP Morgan Mortgage Trust, Ser 2022-2, Class A25A, 144a, 2.500%, 8/25/52(B)(C)	324,457
76,629	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	36,829
54,991	Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a, 3.534%, 8/25/43(B)(C)	51,673
77,695	Sequoia Mortgage Trust, Ser 2013-5, Class B1, 144a, 3.495%, 5/25/43(B)(C)	71,980
444,875	Sequoia Mortgage Trust, Ser 2018-CH3, Class B1B, 144a, 4.756%, 8/25/48(B)(C)	401,586
403,168	Sequoia Mortgage Trust, Ser 2018-CH3, Class B2B, 144a, 4.756%, 8/25/48(B)(C)	363,937
22,449	Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	20,037
	Total Non-Agency Collateralized Mortgage Obligations	$3,699,227
	Agency Collateralized Mortgage Obligations — 2.1%
230,000	FHLMC REMIC, Ser 4991, Class HB, 2.000%, 7/25/50	165,926
725,000	FHLMC REMIC, Ser 5178, Class CV, 2.000%, 11/25/40	538,640
12,060	FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	11,246
225,171	FNMA REMIC, Ser 2017-90, Class KA, 3.000%, 11/25/47	209,147

Touchstone Bond Fund (Continued)
Principal Amount		MarketValue
	Agency Collateralized Mortgage Obligations — 2.1% (Continued)
$ 450,000	FNMA REMIC, Ser 2019-35, Class KB, 3.000%, 7/25/49	$ 364,564
675,000	FNMA REMIC, Ser 2022-16, Class KB, 2.500%, 11/25/49	505,679
	Total Agency Collateralized Mortgage Obligations	$1,795,202
	Sovereign Government Obligations — 1.8%
210,000	Bahamas Government International Bond, 144a, 6.000%, 11/21/28	160,148
202,000	Chile Government International Bond, 3.100%, 5/7/41	144,829
306,000	Chile Government International Bond, 3.100%, 1/22/61	190,022
206,000	Colombia Government International Bond, 3.250%, 4/22/32	149,765
226,000	Ecuador Government International Bond, 144a, 5.500%, 7/31/30	145,221
210,000	Egypt Government International Bond, 144a, 7.625%, 5/29/32	155,085
210,000	Ghana Government International Bond, 144a, 7.625%, 5/16/29	77,280
205,000	Nigeria Government International Bond, 144a, 7.625%, 11/28/47	131,532
220,000	Republic of Poland Government International Bond, 5.750%, 11/16/32	234,103
200,000	Republic of Uzbekistan International Bond, 144a, 3.700%, 11/25/30	167,106
	Total Sovereign Government Obligations	$1,555,091
Shares
	Preferred Stocks — 0.0%
	Financials — 0.0%
1,055	US Bancorp, Ser L, 3.750%(A)	16,353
	Total Preferred Stocks	$16,353
	Short-Term Investment Fund — 1.1%
912,163	Dreyfus Government Cash Management, Institutional Shares, 4.19%∞Ω	912,163
	Total Investment Securities—99.5% (Cost $97,552,701)	$87,143,581
	Other Assets in Excess of Liabilities — 0.5%	456,101
	Net Assets — 100.0%	$87,599,682
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2022.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2022.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
USD – United States Dollar
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities were valued at $16,973,845 or 19.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$33,848,100	$—	$33,848,100
U.S. Treasury Obligations	—	23,098,500	—	23,098,500
Commercial Mortgage-Backed Securities	—	7,994,089	—	7,994,089
U.S. Government Mortgage-Backed Obligations	—	6,309,981	—	6,309,981
Asset-Backed Securities	—	4,071,867	—	4,071,867
Exchange-Traded Fund	3,843,008	—	—	3,843,008
Non-Agency Collateralized Mortgage Obligations	—	3,699,227	—	3,699,227
Agency Collateralized Mortgage Obligations	—	1,795,202	—	1,795,202
Sovereign Government Obligations	—	1,555,091	—	1,555,091
Preferred Stocks	16,353	—	—	16,353
Short-Term Investment Fund	912,163	—	—	912,163
Total	$4,771,524	$82,372,057	$—	$87,143,581
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Common Stock Fund – December 31, 2022
Shares		Market Value
	Common Stocks — 100.0%
	Information Technology — 28.8%
91,701	Apple, Inc.	$ 11,914,711
22,843	International Business Machines Corp.	3,218,350
64,348	Microsoft Corp.	15,431,937
58,641	Oracle Corp.	4,793,315
23,434	PayPal Holdings, Inc.*	1,668,970
27,302	Salesforce, Inc.*	3,619,972
41,743	SS&C Technologies Holdings, Inc.	2,173,141
25,987	Texas Instruments, Inc.	4,293,572
22,768	Visa, Inc. - Class A	4,730,280
14,663	Workday, Inc. - Class A*	2,453,560
		54,297,808
	Health Care — 18.7%
28,055	AmerisourceBergen Corp.	4,648,994
41,078	BioMarin Pharmaceutical, Inc.*	4,251,162
50,317	Bristol-Myers Squibb Co.	3,620,308
19,074	HCA Healthcare, Inc.	4,576,997
41,371	Johnson & Johnson	7,308,187
40,111	Medtronic PLC	3,117,427
14,688	UnitedHealth Group, Inc.	7,787,284
		35,310,359
	Financials — 12.3%
150,470	Bank of America Corp.	4,983,566
30,505	Berkshire Hathaway, Inc. - Class B*	9,422,995
15,908	Goldman Sachs Group, Inc. (The)	5,462,489
2,590	Markel Corp.*	3,412,299
		23,281,349
	Communication Services — 11.3%
98,687	Alphabet, Inc. - Class C*	8,756,498
88,597	AT&T, Inc.	1,631,071
85,993	Comcast Corp. - Class A	3,007,175
24,139	Fox Corp. - Class A	733,101
31,769	Meta Platforms, Inc. - Class A*	3,823,081
7,521	Netflix, Inc.*	2,217,793
13,272	Walt Disney Co. (The)*	1,153,071
		21,321,790
	Industrials — 8.7%
15,193	Boeing Co. (The)*	2,894,115
3,727	Deere & Co.	1,597,988
7,486	FedEx Corp.	1,296,575
15,351	Hubbell, Inc.	3,602,573
47,426	Raytheon Technologies Corp.	4,786,232
63,607	Southwest Airlines Co.*	2,141,648
		16,319,131
	Consumer Discretionary — 7.4%
16,346	Airbnb, Inc. - Class A*	1,397,583
15,202	Alibaba Group Holding Ltd. (China) ADR*	1,339,144
Shares		Market Value

	Consumer Discretionary — (Continued)
75,433	Amazon.com, Inc.*	$ 6,336,372
18,191	Hilton Worldwide Holdings, Inc.	2,298,615
25,379	Starbucks Corp.	2,517,597
		13,889,311
	Energy — 4.9%
50,133	Exxon Mobil Corp.	5,529,670
67,838	Schlumberger Ltd.	3,626,619
		9,156,289
	Consumer Staples — 4.8%
41,995	Monster Beverage Corp.*	4,263,752
46,964	Philip Morris International, Inc.	4,753,227
		9,016,979
	Materials — 1.8%
50,117	DuPont de Nemours, Inc.	3,439,530
	Real Estate — 1.3%
15,822	Jones Lang LaSalle, Inc.*	2,521,552
	Total Common Stocks	$188,554,098
	Short-Term Investment Fund — 0.1%
291,631	Dreyfus Government Cash Management, Institutional Shares, 4.19%∞Ω	291,631
	Total Investment Securities—100.1% (Cost $115,626,159)	$188,845,729
	Liabilities in Excess of Other Assets — (0.1%)	(240,243)
	Net Assets — 100.0%	$188,605,486
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2022.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$188,554,098	$—	$—	$188,554,098
Short-Term Investment Fund	291,631	—	—	291,631
Total	$188,845,729	$—	$—	$188,845,729
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Company Fund – December 31, 2022
Shares		Market Value
	Common Stocks — 99.3%
	Health Care — 21.2%
50,070	Allscripts Healthcare Solutions, Inc.*	$ 883,235
8,480	Amedisys, Inc.*	708,419
8,164	Bio-Techne Corp.	676,632
40,240	Certara, Inc.*	646,657
1,340	Chemed Corp.	683,976
16,423	Encompass Health Corp.	982,260
10,550	Ensign Group, Inc. (The)	998,136
11,588	Globus Medical, Inc. - Class A*	860,641
12,676	Integra LifeSciences Holdings Corp.*	710,743
13,093	Merit Medical Systems, Inc.*	924,628
34,948	NextGen Healthcare, Inc.*	656,323
17,757	NuVasive, Inc.*	732,299
14,980	Omnicell, Inc.*	755,292
46,578	Premier, Inc. - Class A	1,629,298
22,847	Progyny, Inc.*	711,684
		12,560,223
	Industrials — 17.8%
7,907	ASGN, Inc.*	644,262
12,049	Clean Harbors, Inc. *	1,375,032
7,008	Crane Holdings Co.	703,954
3,930	Curtiss-Wright Corp.	656,271
6,070	EMCOR Group, Inc.	899,028
8,269	ESCO Technologies, Inc.	723,868
13,630	Federal Signal Corp.	633,386
5,730	Forward Air Corp.	601,020
9,388	ITT, Inc.	761,367
7,856	John Bean Technologies Corp.	717,488
27,890	KBR, Inc.	1,472,592
5,003	Quanta Services, Inc.	712,927
31,440	Zurn Elkay Water Solutions Corp.	664,956
		10,566,151
	Consumer Discretionary — 16.2%
16,742	Aritzia, Inc. (Canada)*	585,475
7,720	Fox Factory Holding Corp.*	704,295
30,226	Frontdoor, Inc.*	628,701
8,480	Grand Canyon Education, Inc.*	895,997
51,030	Leslie's, Inc.*	623,076
23,141	Malibu Boats, Inc. - Class A*	1,233,415
9,100	Oxford Industries, Inc.	847,938
12,760	Skyline Champion Corp.*	657,268
39,982	Steven Madden Ltd.	1,277,825
9,278	Texas Roadhouse, Inc.	843,834
4,220	TopBuild Corp.*	660,388
28,258	Zumiez, Inc.*	614,329
		9,572,541
	Information Technology — 15.7%
7,962	Advanced Energy Industries, Inc.	682,980
45,460	Box, Inc. - Class A*	1,415,170
74,990	CCC Intelligent Solutions Holdings, Inc.*	652,413
11,103	CommVault Systems, Inc.*	697,713
17,565	Digi International, Inc.*	642,001
3,667	ExlService Holdings, Inc.*	621,300
12,776	MAXIMUS, Inc.	936,864
16,222	Onto Innovation, Inc.*	1,104,556
5,374	SPS Commerce, Inc.*	690,183
19,201	Verint Systems, Inc.*	696,612
14,370	WNS Holdings Ltd. (India) ADR*	1,149,456
		9,289,248
Shares		Market Value

	Financials — 11.0%
13,780	Banner Corp.	$ 870,896
5,806	Evercore, Inc. - Class A	633,318
98,050	FNB Corp.	1,279,553
37,500	Home BancShares, Inc.	854,625
24,430	Pacific Premier Bancorp, Inc.	771,011
10,623	Pinnacle Financial Partners, Inc.	779,728
27,613	Webster Financial Corp.	1,307,199
		6,496,330
	Real Estate — 8.7%
13,270	Agree Realty Corp. REIT	941,241
61,015	Corporate Office Properties Trust REIT	1,582,729
40,400	Healthcare Realty Trust, Inc. REIT	778,508
41,180	Kite Realty Group Trust REIT	866,839
29,930	STAG Industrial, Inc. REIT	967,039
		5,136,356
	Materials — 4.5%
7,249	Ashland, Inc.	779,485
5,191	Eagle Materials, Inc.	689,624
23,601	Silgan Holdings, Inc.	1,223,476
		2,692,585
	Communication Services — 2.7%
52,744	Cargurus, Inc.*	738,943
11,179	Ziff Davis, Inc.*	884,259
		1,623,202
	Energy — 1.5%
30,720	ChampionX Corp.	890,573
	Total Common Stocks	$58,827,209
	Short-Term Investment Fund — 0.8%
472,402	Dreyfus Government Cash Management, Institutional Shares, 4.19%∞Ω	472,402
	Total Investment Securities—100.1% (Cost $46,774,313)	$59,299,611
	Liabilities in Excess of Other Assets — (0.1%)	(78,998)
	Net Assets — 100.0%	$59,220,613
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of December 31, 2022.
Portfolio Abbreviations:
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$58,827,209	$—	$—	$58,827,209
Short-Term Investment Fund	472,402	—	—	472,402
Total	$59,299,611	$—	$—	$59,299,611
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2022
	Touchstone Balanced Fund	Touchstone Bond Fund	Touchstone Common Stock Fund	Touchstone Small Company Fund
Assets
Investments, at cost	$54,670,213	$97,552,701	$115,626,159	$46,774,313
Investments, at market value	$54,954,363	$87,143,581	$188,845,729	$59,299,611
Foreign currency †	—	—	1,053	16
Dividends and interest receivable	164,330	651,465	110,213	32,506
Receivable for capital shares sold	—	522	851	781
Total Assets	55,118,693	87,795,568	188,957,846	59,332,914

Liabilities
Bank overdrafts	—	127	—	—
Payable for capital shares redeemed	29,104	30,380	28,256	26,288
Payable to Investment Adviser	11,467	35,506	82,580	31,581
Payable to other affiliates	6,848	28,802	77,628	7,348
Payable to Trustees	6,419	6,419	6,419	6,419
Payable for professional services	24,321	27,258	23,143	22,151
Payable for reports to shareholders	3,837	4,850	9,211	4,732
Payable for transfer agent services	36,627	50,870	103,222	8,831
Other accrued expenses and liabilities	9,412	11,674	21,901	4,951
Total Liabilities	128,035	195,886	352,360	112,301
Net Assets	$54,990,658	$87,599,682	$188,605,486	$59,220,613
Net assets consist of:
Paid-in capital	54,790,061	101,165,515	101,711,414	47,557,838
Distributable earnings (deficit)	200,597	(13,565,833)	86,894,072	11,662,775
Net Assets	$54,990,658	$87,599,682	$188,605,486	$59,220,613

Pricing of Class SC Shares
Net assets applicable to Class SC Shares	$39,940,400	$54,929,629	$68,199,371	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,019,496	6,343,289	7,168,541	—
Net asset value, offering price and redemption price per share	$9.94	$8.66	$9.51	$—

Pricing of Class I Shares
Net assets applicable to Class I Shares	$15,050,258	$32,670,053	$120,406,115	$59,220,613
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,514,089	3,771,662	12,604,544	5,073,863
Net asset value, offering price and redemption price per share	$9.94	$8.66	$9.55	$11.67
†Cost of foreign currency:	$—	$—	$1,084	$16
See accompanying Notes to Financial Statements.

Statements of Operations For the Year Ended December 31, 2022
	Touchstone Balanced Fund	Touchstone Bond Fund	Touchstone Common Stock Fund	Touchstone Small Company Fund
Investment Income
Dividends*	$580,906	$256,346	$2,667,667	$623,143
Interest	531,900	2,837,647	—	—
Income from securities loaned	379	1,165	—	577
Total Investment Income	1,113,185	3,095,158	2,667,667	623,720
Expenses
Investment advisory fees	335,894	378,922	1,049,809	315,090
Administration fees	82,782	128,471	286,546	85,449
Compliance fees and expenses	3,372	3,372	3,372	3,372
Custody fees	37,554	40,763	16,103	9,774
Professional fees	40,312	32,081	33,991	25,622
Transfer Agent fees, Class SC	34,583	17,749	29,158	—
Transfer Agent fees, Class I	5,411	29,227	121,220	23,040
Reports to Shareholders, Class SC	1,508	2,240	2,658	—
Reports to Shareholders, Class I	3,850	306	5,954	1,383
Shareholder servicing fees, Class SC	111,038	41,030	145,411	—
Trustee fees	27,327	27,327	27,327	27,327
Other expenses	23,344	26,952	19,155	13,634
Total Expenses	706,975	728,440	1,740,704	504,691
Fees waived and/or reimbursed by the Adviser and/or Affiliates(A)	(224,509)	(30,703)	(58,693)	(25,756)
Net Expenses	482,466	697,737	1,682,011	478,935
Net Investment Income (Loss)	630,719	2,397,421	985,656	144,785
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(692,873)	(4,499,766)	12,734,514	38,655
Net realized gains on futures contracts	—	51,633	—	—
Net realized gains on swap agreements	—	45,228	—	—
Net realized losses on foreign currency transactions	—	—	—	(1,546)
Net change in unrealized appreciation (depreciation) on investments	(11,321,169)	(12,824,531)	(57,658,366)	(10,926,087)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	(74)	—
Net Realized and Unrealized Gains (Losses) on Investments	(12,014,042)	(17,227,436)	(44,923,926)	(10,888,978)
Change in Net Assets Resulting from Operations	$(11,383,323)	$(14,830,015)	$(43,938,270)	$(10,744,193)
*Net of foreign tax withholding of:	$—	$—	$44	$—
(A)	See Note 4 in Notes to Financial Statements.
See accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets
	Touchstone Balanced Fund		Touchstone Bond Fund		Touchstone Common Stock Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
From Operations
Net investment income	$630,719	$268,822	$2,397,421	$1,613,157	$985,656	$704,518
Net realized gains (losses) on investments, futures contracts, swap agreements and foreign currency transactions	(692,873)	13,666,244	(4,402,905)	1,528,240	12,734,514	27,739,693
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,321,169)	(7,038,457)	(12,824,531)	(4,403,771)	(57,658,440)	32,946,560
Change in Net Assets from Operations	(11,383,323)	6,896,609	(14,830,015)	(1,262,374)	(43,938,270)	61,390,771

Distributions to Shareholders:
Distributed earnings, Class SC	(10,101,111)	(698,791)	(1,511,719)	(1,908,114)	(10,047,501)	(3,301,446)
Distributed earnings, Class I	(3,802,026)	(262,011)	(983,538)	(1,234,262)	(17,925,930)	(6,027,690)
Total Distributions	(13,903,137)	(960,802)	(2,495,257)	(3,142,376)	(27,973,431)	(9,329,136)

Share Transactions Class SC
Proceeds from Shares issued	1,276,232	604,115	1,412,860	2,927,604	534,139	823,274
Proceeds from Shares issued in connection with reorganization	—	53,069,713	—	—	—	—
Reinvestment of distributions	10,101,111	698,791	1,511,719	1,908,114	10,047,501	3,301,445
Cost of Shares redeemed	(5,517,199)	(5,064,608)	(2,855,299)	(2,603,926)	(9,423,608)	(15,003,523)
Change in Net Assets from Class SC Share Transactions	5,860,144	49,308,011	69,280	2,231,792	1,158,032	(10,878,804)

Share Transactions Class I
Proceeds from Shares issued	338,780	1,944,429	1,389,718	5,704,864	1,624,241	1,557,603
Reinvestment of distributions	3,802,026	262,011	983,538	1,234,262	17,925,930	6,027,690
Cost of Shares redeemed	(1,965,684)	(3,816,913)	(4,267,957)	(3,373,984)	(17,507,020)	(26,020,897)
Change in Net Assets from Class I Share Transactions	2,175,122	(1,610,473)	(1,894,701)	3,565,142	2,043,151	(18,435,604)
Change in Net Assets from Share Transactions	8,035,266	47,697,538	(1,825,421)	5,796,934	3,201,183	(29,314,408)

Total Increase (Decrease) in Net Assets	(17,251,194)	53,633,345	(19,150,693)	1,392,184	(68,710,518)	22,747,227

Net Assets
Beginning of period	72,241,852	18,608,507	106,750,375	105,358,191	257,316,004	234,568,777
End of period	$54,990,658	$72,241,852	$87,599,682	$106,750,375	$188,605,486	$257,316,004

Share Transactions Class SC
Shares issued	89,533	39,248	142,797	275,701	45,711	63,243
Shares issued in connection with reorganization	—	3,588,149	—	—	—	—
Shares reinvested	995,864	44,724	173,101	184,156	1,036,469	246,152
Shares redeemed	(408,674)	(329,348)	(307,855)	(244,731)	(805,703)	(1,182,940)
Change in Class SC Shares Outstanding	676,723	3,342,773	8,043	215,126	276,477	(873,545)

Share Transactions Class I
Shares issued	24,107	129,060	144,705	537,958	141,639	121,454
Shares reinvested	374,471	16,769	112,654	119,005	1,838,824	447,227
Shares redeemed	(143,864)	(255,370)	(463,827)	(317,140)	(1,488,038)	(2,025,128)
Change in Class I Shares Outstanding	254,714	(109,541)	(206,468)	339,823	492,425	(1,456,447)
Change in Shares Outstanding	931,437	3,233,232	(198,425)	554,949	768,902	(2,329,992)
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Small Company Fund
For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

$144,785	$5,416
37,109	17,798,395
(10,926,087)	(1,490,854)
(10,744,193)	16,312,957

—	—
(17,332,749)	(1,442,590)
(17,332,749)	(1,442,590)

—	—
—	—
—	—
—	—
—	—

1,062,667	3,080,895
17,332,749	1,442,590
(6,339,137)	(15,784,972)
12,056,279	(11,261,487)
12,056,279	(11,261,487)

(16,020,663)	3,608,880

75,241,276	71,632,396
$59,220,613	$75,241,276

—	—
—	—
—	—
—	—
—	—

64,243	172,548
1,465,206	76,638
(389,661)	(874,170)
1,139,788	(624,984)
1,139,788	(624,984)

Financial Highlights
Touchstone Balanced Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class SC
12/31/21(2)	$14.67(3)	$0.05(4)	$1.18	$1.23	$(0.03)	$ (0.17)	$(0.20)	$15.70	8.45%(5)	$52,471	0.79%(6)	1.13%(6)	0.46%(6)	132%(7)
12/31/22	15.70	0.14(4)	(2.60)	(2.46)	(0.05)	(3.25)	(3.30)	9.94	(15.95)	39,940	0.79	1.23	1.03	61
Class I
12/31/18	$14.85	$0.18(4)	$(0.92)	$(0.74)	$(0.12)	$ (4.13)	$(4.25)	$9.86	(6.07)%	$15,971	0.85%	1.15%	1.22%	140%
12/31/19	9.86	0.14(4)	2.11	2.25	(0.16)	(— ) (8)	(0.16)	11.95	22.80	17,628	0.85	1.48	1.22	129
12/31/20	11.95	0.12(4)	2.16	2.28	(0.16)	(0.48)	(0.64)	13.59	19.16	18,609	0.85	1.38	0.85	71
12/31/21	13.59	0.07(4)	2.24	2.31	(0.03)	(0.17)	(0.20)	15.70	17.07	19,771	0.81	1.05	0.48	132(7)
12/31/22	15.70	0.14(4)	(2.60)	(2.46)	(0.05)	(3.25)	(3.30)	9.94	(15.97)	15,050	0.79	0.96	1.03	61
(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(2)	Represents the period from commencement of operations (April 13, 2021) through December 31, 2021.
(3)	Net asset value at the beginning of period is based on the net asset value of Class I shares on April 13, 2021.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover excludes the purchases and sales of securities of the Aggressive ETF Fund, the Conservative ETF Fund and the Moderate ETF Fund acquired on April 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(8)	Less than $0.005 per share.
Touchstone Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class SC
12/31/19(2)	$9.90	$0.11	$0.13	$0.24	$(0.13)	$ —	$(0.13)	$10.01	2.43%(3)	$59,462	0.78%(4)	0.84%(4)	2.29%(4)	335%(5)
12/31/20	10.01	0.24	0.72	0.96	(0.18)	—	(0.18)	10.79	9.62	66,042	0.77	0.77	2.39	168
12/31/21	10.79	0.16	(0.30)	(0.14)	(0.25)	(0.06)	(0.31)	10.34	(1.30)	65,530	0.79	0.79	1.47	142
12/31/22	10.34	0.23	(1.67)	(1.44)	(0.17)	(0.07)	(0.24)	8.66	(13.90)	54,930	0.78	0.78	2.49	163
Class I
12/31/18	$9.60	$0.28	$(0.46)	$(0.18)	$(0.23)	$ —	$(0.23)	$9.19	(1.88)%	$41,808	0.67%	0.87%	2.62%	431%
12/31/19	9.19	0.33	0.63	0.96	(0.13)	—	(0.13)	10.02	10.46	37,819	0.67	0.94	2.58	335(5)
12/31/20	10.02	0.28	0.69	0.97	(0.18)	—	(0.18)	10.81	9.71	39,316	0.67	0.82	2.49	168
12/31/21	10.81	0.12	(0.25)	(0.13)	(0.26)	(0.06)	(0.32)	10.36	(1.21)	41,221	0.67	0.77	1.60	142
12/31/22	10.36	0.28	(1.72)	(1.44)	(0.19)	(0.07)	(0.26)	8.66	(13.85)	32,670	0.67	0.76	2.60	163
(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(2)	Represents the period from commencement of operations (July 12, 2019) through December 31, 2019.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Active Bond Fund acquired on July 12, 2019. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Common Stock Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class SC
12/31/19(2)	$8.61	$0.02	$0.72	$0.74	$(0.05)	$ (0.10)	$(0.15)	$9.20	8.60%(3)	$82,546	0.94%(4)	0.94%(4)	0.46%(4)	18%(5)
12/31/20	9.20	0.04	2.11	2.15	(0.06)	(0.31)	(0.37)	10.98	23.48	85,232	0.90	0.90	0.47	15
12/31/21	10.98	0.01	3.01	3.02	(0.05)	(0.44)	(0.49)	13.51	27.57	93,121	0.91	0.91	0.16	6
12/31/22	13.51	0.04	(2.42)	(2.38)	(0.02)	(1.60)	(1.62)	9.51	(17.79)	68,199	0.91	0.91	0.35	7
Class I
12/31/18	$18.74	$0.14(6)	$(1.00)	$(0.86)	$(0.11)	$ (10.49)	$(10.60)	$7.28	(8.05)%	$124,796	0.73%	0.83%	0.77%	10%
12/31/19	7.28	0.08	2.00	2.08	(0.05)	(0.10)	(0.15)	9.21	28.58	139,536	0.73	0.82	0.82	18(5)
12/31/20	9.21	0.07	2.10	2.17	(0.06)	(0.31)	(0.37)	11.01	23.68	149,336	0.73	0.80	0.64	15
12/31/21	11.01	0.06	3.00	3.06	(0.07)	(0.44)	(0.51)	13.56	27.85	164,195	0.73	0.76	0.34	6
12/31/22	13.56	0.05	(2.42)	(2.37)	(0.04)	(1.60)	(1.64)	9.55	(17.66)	120,406	0.73	0.77	0.53	7
(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(2)	Represents the period from commencement of operations (July 12, 2019) through December 31, 2019.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Focused Fund and the Touchstone Large Cap Core Equity Fund acquired on July 12, 2019. If these transactions were included, portfolio turnover would have been higher.
(6)	The net investment income per share was based on average shares outstanding for the period.
Touchstone Small Company Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class I
12/31/18	$15.73	$0.01	$(1.11)	$(1.10)	$—	$ (1.94)	$(1.94)	$12.69	(7.98)%	$57,884	0.76%	0.84%	0.05%	68%
12/31/19	12.69	0.02	2.64	2.66	(—)(2)	(1.66)	(1.66)	13.69	21.40	64,630	0.76	0.85	0.13	85
12/31/20	13.69	0.01	2.53	2.54	(0.02)	(0.50)	(0.52)	15.71	18.70	71,632	0.76	0.87	0.06	95
12/31/21	15.71	—(2)(3)	3.79	3.79	(0.01)	(0.36)	(0.37)	19.13	24.18	75,241	0.76	0.79	0.01	67
12/31/22	19.13	0.03	(2.73)	(2.70)	(— )(2)	(4.76)	(4.76)	11.67	(14.44)	59,221	0.76	0.80	0.23	75
(1)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(2)	Less than $0.005 per share.
(3)	The net investment income (loss) per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
December 31, 2022
1. Organization
The Touchstone Variable Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 7, 1994. The Trust consists of the following four funds (individually, a “Fund”, and collectively, the “Funds”):
Touchstone Balanced Fund ("Balanced Fund”)
Touchstone Bond Fund ("Bond Fund”)
Touchstone Common Stock Fund ("Common Stock Fund”)
Touchstone Small Company Fund ("Small Company Fund”)
Each Fund is diversified with the exception of the Common Stock Fund which is non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2022, the following affiliates of Touchstone Advisors, Inc. (the "Adviser") were invested in the Funds: separate accounts of Western-Southern Life Assurance Company, The Western & Southern Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of Western & Southern Financial Group, Inc. (“Western & Southern”), and certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates.
The Balanced Fund, Bond Fund and Common Stock Fund offer Class SC shares and Class I shares. The Small Company Fund offers Class I shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of December 31, 2022, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by credit quality or sector allocation. The Funds did not hold or transfer any Level 3 categorized securities during the year ended December 31, 2022.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most

Notes to Financial Statements (Continued)
recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by the Adviser and adopted by the Funds' Board of Trustees (the “Board”) and are generally categorized in Level 3.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Collateralized Loan Obligations — The Bond Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Futures Contracts — The Balanced Fund and the Bond Fund may buy and sell futures contracts and related options to manage their exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that

Notes to Financial Statements (Continued)
could negatively impact a Fund’s return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under a contract with a futures commission merchant.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of December 31, 2022, the Balanced Fund and the Bond Fund did not hold any futures contracts.
Swap Contracts — The Funds may enter into swap transactions to help enhance the value of their portfolio or manage their exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, bilateral swap agreements and OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency or clearing member, are posted at a clearing broker in accordance with CFTC or the applicable regulator's regulations. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will only enter into a swap agreement subject to the regulatory limitations set forth in Rule 18f-4 under the 1940 Act (the "Derivatives Rule").
As of December 31, 2022, the Funds did not hold any swap contracts.
Effective August 19, 2022 (the “Compliance Date”), the Derivatives Rule replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. As of the

Notes to Financial Statements (Continued)
Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund's use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Funds will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule. Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Derivative instruments and hedging activities — The Balanced Fund and Bond Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and variation margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA  Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of December 31, 2022, the Funds did not hold any assets and liabilities that were subject to a MNA.

Notes to Financial Statements (Continued)
The following table sets forth the effect of the Bond Fund's derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended December 31, 2022:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Bond Fund	Futures - Interest Rate Contracts*	$51,633	$—
	Swap Agreements - Credit Contracts**	39,047	—
	Swap Agreements - Interest Rate Contracts**	6,181	—
*	Statements of Operations Location: Net realized gains on futures contracts.
**	Statements of Operations Location: Net realized gains on swap agreements.
For the year ended December 31, 2022, the average quarterly notional value of outstanding derivative financial instruments for the Bond Fund was as follows:
Bond Fund
Credit Contracts:
Credit Default Swaps - Notional value	$—*
Interest Rate Contracts:
Futures Contracts - Notional Value	6,066,238
Interest Rate Swaps - Notional Value	— *
*	The balance at each quarter end was zero.
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of December 31, 2022, the Funds did not have any securities on loan.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. When-issued or delayed delivery transactions physically settling within 35-days are deemed not to involve a senior security. When-issued or delayed delivery transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Notes to Financial Statements (Continued)
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal pay downs on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security, or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds' policy to accrue for foreign capital gain taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund declares and distributes net investment income, if any, annually, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Funds Group Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by June 30, 2023. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. Before then, it is expected that market participants have or will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2022:
	Balanced Fund	Bond Fund	Common Stock Fund	Small Company Fund
Purchases of investment securities	$8,965,679	$22,634,022	$15,036,073	$46,852,247
Proceeds from sales and maturities	$9,943,486	$15,178,750	$35,076,172	$51,920,480
For the year ended December 31, 2022, purchases and proceeds from sales and maturities in U.S. Government Securities were $27,346,843 and $30,146,188, respectively, for the Balanced Fund, and $127,528,361 and $134,591,519, respectively, for the Bond Fund.

Notes to Financial Statements (Continued)
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Adviser, Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Adviser and the Underwriter are each wholly-owned subsidiaries of Western & Southern.
On behalf of the Funds, the Adviser pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Adviser is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $109,308 for the Funds’ Board for the year ended December 31, 2022.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Balanced Fund	0.55% on all assets
Bond Fund	0.40% on the first $300 million 0.35% on such assets over $300 million
Common Stock Fund Small Company Fund	0.50% on the first $200 million 0.45% on the next $300 million 0.40% on such assets over $500 million
The Adviser has entered into investment sub-advisory agreements with Fort Washington Investment Advisors, Inc. (the “Sub-Adviser”), an affiliate of the Adviser and wholly-owned subsidiary of Western & Southern. The Adviser pays sub-advisory fees to the Sub-Adviser from its advisory fee.
The Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Adviser has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class SC	Class I	Termination Date
Balanced Fund	0.79%	0.79%	April 29, 2023
Bond Fund	0.97%	0.67%	April 29, 2023
Common Stock Fund	1.06%	0.73%	April 29, 2023
Small Company Fund	—	0.76%	April 29, 2023
The Expense Limitation Agreement can be terminated, with respect to each Fund, by a vote of the Funds’ Board if it deems the termination to be beneficial to the Fund's shareholders.
During the year ended December 31, 2022, the Adviser or its affiliates waived investment advisory fees, administration fees or shareholder servicing fees and other operating expenses of the Funds as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Shareholder Servicing Fees and Operating Expenses Reimbursed/ Waived	Total
Balanced Fund	$—	$68,118	$156,391	$224,509
Bond Fund	—	1,170	29,533	30,703
Common Stock Fund	—	—	58,693	58,693
Small Company Fund	—	1,333	24,423	25,756

Notes to Financial Statements (Continued)
Under the terms of the Expense Limitation Agreement, the Adviser is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Adviser only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Adviser and the Fund's current expense limitation.
As of December 31, 2022, the Adviser may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before December 31, 2023	Expires on or before December 31, 2024	Expires on or before December 31, 2025	Total
Balanced Fund	$90,621	$175,490	$224,509	$490,620
Bond Fund	56,535	38,593	30,703	125,831
Common Stock Fund	90,446	44,492	58,693	193,631
Small Company Fund	64,631	21,468	25,756	111,855
The Adviser did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2022.
ADMINISTRATION AGREEMENT
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission ("SEC") and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Adviser’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Adviser, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. ("Transfer Agent"), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Adviser for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION
The Trust has adopted a Shareholder Services Plan under which Class SC shares of each Fund may directly or indirectly bear expenses for shareholder services provided. Each Fund offering Class SC shares will incur or reimburse expenses for shareholder services at an annual rate not to exceed 0.25% of the average daily net assets.

Notes to Financial Statements (Continued)
UNDERWRITING AGREEMENT
The Underwriter acts as exclusive agent for the distribution of the Funds’ shares. The Underwriter receives no compensation under this agreement.
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. During the year ended December 31, 2022, the Funds did not engage in any Rule 17a-7 transactions.
5. Liquidity
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year ended December 31, 2022, the program was not utilized.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years ended December 31, 2022 and December 31, 2021 are as follows:
	Balanced Fund		Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From ordinary income	$2,671,177	$311,042	$2,080,174	$3,142,376
From long-term capital gains	11,231,960	649,760	415,083	—
Total distributions	$13,903,137	$960,802	$2,495,257	$3,142,376
	Common Stock Fund		Small Company Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
From ordinary income	$1,076,692	$1,512,930	$5,945,899	$52,041
From long-term capital gains	26,896,739	7,816,206	11,386,850	1,390,549
Total distributions	$27,973,431	$9,329,136	$17,332,749	$1,442,590

Notes to Financial Statements (Continued)
The following information is computed on a tax basis for each item as of December 31, 2022:
	Balanced Fund	Bond Fund	Common Stock Fund	Small Company Fund
Tax cost of portfolio investments	$54,735,939	$97,838,327	$115,671,434	$48,049,034
Gross unrealized appreciation on investments	6,316,115	242,882	80,394,579	14,305,128
Gross unrealized depreciation on investments	(6,097,691)	(10,937,628)	(7,220,315)	(3,054,551)
Net unrealized appreciation (depreciation) on investments	218,424	(10,694,746)	73,174,264	11,250,577
Capital loss carryforwards	(656,718)	(5,227,145)	—	—
Undistributed ordinary income	638,891	2,468,676	1,009,991	144,341
Undistributed capital gains	—	—	12,709,817	267,857
Other temporary differences	—	(112,618)	—	—
Accumulated earnings (deficit)	$200,597	$(13,565,833)	$86,894,072	$11,662,775
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.
As of December 31, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Balanced Fund	$ 341,932	$ 314,786	$ 656,718
Bond Fund*	1,623,673	3,603,472	5,227,145
*	Future utilization is limited under current tax law.
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2022, the Funds did not elect to defer any losses.
The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. For the year ended December 31, 2022, there were no reclassifications between paid in capital and distributable earnings for the Funds.
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange

Notes to Financial Statements (Continued)
control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events, including in China, North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cyber Security - With the increased use of technologies, such as mobile devices and "cloud"-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cyber security incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing  market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. An increase in interest rates could negatively impact a Fund’s NAV. Recent and potential future changes in government monetary policy may affect  interest rates. As the U.S. Federal Reserve "tapers" or reduces the amount of securities it purchases pursuant to its quantitative easing program, and/or raises the federal funds target rate, there is a heightened risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly, which may negatively impact the Fund's performance.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.
9. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Touchstone Variable Series Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Variable Series Trust (the “Trust”) (comprising the Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund and Touchstone Small Company Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone Variable Series Trust at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
February 17, 2023

Other Items (Unaudited)
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended December 31, 2022 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Balanced Fund	20.52%
Common Stock Fund	100.00%
Small Company Fund	5.59%
For the fiscal year ended December 31, 2022, the Funds designated long-term capital gains as follows:
Balanced Fund	$ 11,231,960
Bond Fund	$ 415,083
Common Stock Fund	$ 26,896,739
Small Company Fund	$ 11,386,850
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisers use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2022” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Other Items (Unaudited) (Continued)
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized December 31, 2022	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Six Months Ended December 31, 2022*
Balanced Fund
Class SC	Actual	0.79%	$1,000.00	$1,013.60	$4.01
Class SC	Hypothetical	0.79%	$1,000.00	$1,021.22	$4.02
Class I	Actual	0.79%	$1,000.00	$1,013.30	$4.01
Class I	Hypothetical	0.79%	$1,000.00	$1,021.22	$4.02
Bond Fund
Class SC	Actual	0.77%	$1,000.00	$972.30	$3.83
Class SC	Hypothetical	0.77%	$1,000.00	$1,021.32	$3.92
Class I	Actual	0.67%	$1,000.00	$971.90	$3.33
Class I	Hypothetical	0.67%	$1,000.00	$1,021.83	$3.41
Common Stock Fund
Class SC	Actual	0.91%	$1,000.00	$1,027.50	$4.65
Class SC	Hypothetical	0.91%	$1,000.00	$1,020.62	$4.63
Class I	Actual	0.73%	$1,000.00	$1,028.10	$3.73
Class I	Hypothetical	0.73%	$1,000.00	$1,021.53	$3.72
Small Company Fund
Class I	Actual	0.76%	$1,000.00	$1,089.70	$4.00
Class I	Hypothetical	0.76%	$1,000.00	$1,021.37	$3.87
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 15, 2021 through May 12, 2022 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated adequately and effectively in promoting effective liquidity risk management for the Funds.
Advisory and Sub-Advisory Agreement Approval Disclosure
At a meeting held on November 17, 2022, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Variable Series Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and the Sub-Advisor.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the

Other Items (Unaudited) (Continued)
continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisor’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.
In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Advisor’s effectiveness in monitoring the performance of the Sub-Advisor, an affiliate of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring the Sub-Advisor, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts periodic due diligence of the Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the Funds. The Board noted that the Advisor’s monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Advisor’s due diligence reviews of the Sub-Advisor are reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.
Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit each Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisor’s sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Advisor may benefit from certain indirect tax benefits, including those relating to dividend received deductions.
The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.
Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended September 30, 2022 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

Other Items (Unaudited) (Continued)
The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of the Funds in order to reduce those Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.
The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:
Touchstone Balanced Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-month period ended September 30, 2022 was in the 5th quintile of its peer group, the Fund’s performance for the twelve-month period ended September 30, 2022 was in the 4th quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended September 30, 2022 was in the 1st quintile of its peer group. The Board noted management’s discussion of the Fund’s recent performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Bond Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and twelve-month periods ended September 30, 2022 was in the 4th quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2022 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s recent performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Common Stock Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and twelve-month periods ended September 30, 2022 was in the 5th quintile of its peer group, while the Fund’s performance for the thirty-six-month period ended September 30, 2022 was in the 1st quintile of its peer group. The Board noted management’s discussion of the Fund’s recent performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Touchstone Small Company Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each below the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for each of the six- and twelve-month periods ended September 30, 2022 was in the 2nd quintile, while the Fund’s performance for the thirty-six-month period ended September 30, 2022 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.
Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for all but one of the Funds contain breakpoints that would reduce the advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the necessity of adding breakpoints with respect to the one Fund that currently did not have such breakpoints in its advisory fee schedule. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the one Fund that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.
Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made

Other Items (Unaudited) (Continued)
separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In approving the applicable Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisor to discuss its respective performance and investment processes and strategies. The Board considered the Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted the Sub-Advisor's brokerage practices.
Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of the Sub-Advisor and any indirect benefits derived by the Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to the Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement. As a consequence, the profitability to the Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for all but two of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.
Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisor to manage comparable institutional separate accounts, as applicable. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to the Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:
Touchstone Balanced Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Common Stock Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
Touchstone Small Company Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.
As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended September 30, 2022 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Sub-

Other Items (Unaudited) (Continued)
Advisor. The Board was mindful of the Advisor’s ongoing monitoring of the Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.
Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees[1]:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	40	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty from 2016 to 2022; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	40	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
Sally J. Staley[4] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017; formerly Chief Investment Officer and Corporate Officer for Case Western Reserve University from 2006 to 2017; formerly Advisor to Fairport Asset Management LLC/Luma Wealth Advisors from 2011 to 2019.	40	Trustee, College of Wooster since 2006 (Chair since 2021); Trustee, Great Lakes Theater Festival since 2005; and Member of Advisory Committee, Certified Investment Fund Director Institute from 2015 to 2020.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
1 Ms. McGruder, as a director of the Adviser and the Distributor, and an officer of affiliates of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 As of December 31, 2022, the Touchstone Fund Complex consisted of 4 series of the Trust, 19 series of the Touchstone Strategic Trust, 13 series of the Touchstone Funds Group Trust and 4 series of the Touchstone ETF Trust.
3 Each Trustee is also a Trustee of Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Funds Group Trust.
4Ms. Staley was elected as a Trustee, effective as of January 1, 2023.

Management of the Trust (Unaudited) (Continued)

Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
1 Each officer also holds the same office with Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Funds Group Trust.

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PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians and broker-dealers to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. We do not permit these companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone ETF Trust.
The Privacy Protection Policy is not part of the Annual Report.

TSF-1006-TVST-AR-2212

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Variable Series Trust totaled $78,900 and $77,400 for the fiscal years ending December 31, 2022 and December 31, 2021, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $4,000 and $6,000 for the fiscal years ended December 31, 2022 and December 31, 2021, respectively. The fees are associated with merger related audit procedures.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $14,520 and $26,410 for the fiscal years ended December 31, 2022 and December 31, 2021, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,226 and $2,550 for the fiscal years ended December 31, 2022 and December 31, 2021, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Variable Series Trust and certain entities*, totaled approximately $699,959 and $528,481 for the fiscal years ended December 31, 2022 and December 31, 2021, respectively.

* These include the advisers (excluding non-affiliated sub-advisers) and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Variable Serires Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	March 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date	March 1, 2023

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	March 1, 2023

* Print the name and title of each signing officer under his or her signature.